UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 ___________________________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WORKIVA INC.
_____________________________________________________________
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026
Proxy
Statement
2900 University Blvd.
Ames, IA 50010
Telephone: (888) 275-3125
April 17, 2026
Dear Fellow Stockholders:
Fiscal 2025 was another year of strong execution for Workiva. We delivered 22% subscription revenue growth and 20% total revenue growth for the full year while driving meaningful expansion in operating leverage. We delivered progress toward our 2027 medium-term model targets, with a non-
GAAP operating margin of 9.9%, 440 basis points above the guidance we set at the start of the year and 560 basis points above full-year 2024. We also delivered a free cash flow margin of 15.6%, exceeding our guide by 360 basis points and improving by over 390 basis points year over year.
That performance is supported by the strength of our customer relationships. Our more than 6,600 customers create meaningful expansion opportunities, and our 97% gross retention rate reflects the durability of our business. We increased the number of customers with ACV above
$300,000 by 42% year over year, while customers with ACV above $500,000 grew 37%. These gains reflect deeper adoption of Workiva as a multi-
solution platform.
AI was a prevailing topic in 2025. For our customers, AI has shifted from interest to a requirement as teams navigated financial transformation, evolving regulations, and increased investor scrutiny. Everything we do with AI is focused on bringing intelligence where our customers need it most so they can realize tangible impact they can trust. That is where Workiva stands apart. We operate where data must be trusted, traceable, defensible, and audit-ready. In an AI-driven world, what matters most to a CFO is trust and confidence in their data.
We are not bolting AI onto a legacy architecture, it is embedded directly into the core of the Workiva platform. In 2025, we accelerated AI product innovation, delivering capabilities that help customers analyze and query data within the platform, automate evidence ingestion and validation for
Governance, Risk and Compliance workflows, and generate narrative insights for financial reporting. Our roadmap extends these capabilities from intelligent assistance to agentic workflow execution across finance, risk, and sustainability, enabling customers to automate work within the secure, governed environment they require. We remain bullish on our future opportunities as we continue to address the large global reporting market that we see before us.
On behalf of the Board of Directors and our leadership team, I’d like to invite you to attend the 2026 Workiva Inc. Annual Meeting of Stockholders.
The meeting will be held virtually via live webcast on Thursday, May 28, 2026, at 8:00 a.m. (Central Time).
All Workiva stockholders of record at the close of business on March 31, 2026, are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, by mail, or over the Internet as soon as possible.
I'd like to take this opportunity to thank David Mulcahy for his service on our Board. I would also like to welcome to our Board Scott Herren, former
EVP and Chief Financial Officer of Cisco; and Mark Peek, former EVP, CFO, and Co-President of Workday. Scott and Mark’s extensive experience scaling high-growth public technology companies and driving operational excellence will be instrumental as we execute on our market opportunity to deliver sustained growth and long-term shareholder value.
Thank you for your trust in and ongoing support of Workiva as we continue to execute on the opportunity ahead.

Julie Iskow President & Chief Executive Officer
WORKIVA INC.
2900 University Blvd.
Ames, IA 50010
Thursday, May 28, 2026
8:00 a.m. Central Time
Notice of Annual Meeting
of Stockholders
The principal business of the Annual Meeting will be to:
1.Elect three Class III directors for a three-year term;
2.Approve, on an advisory basis, the compensation of our named executive officers;
3.Approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.Ratify the appointment of Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending
December 31, 2026; and
5.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the Annual Meeting online or by proxy if you were a stockholder of record at the close of business on March 31, 2026, by visiting
www.meetnow.global/M4XY2RG and entering the 15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you
previously received. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.
We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of
Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors

Brandon E. Ziegler Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
April 17, 2026
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 28, 2026:
The Notice of Annual Meeting, Proxy Statement and our 2025 Annual Report to Stockholders
are available electronically at www.envisionreports.com/wk
TABLE OF CONTENTS

Questions and Answers ............................................................................................................................................	1
Proposal No. 1 - Election of Directors ...................................................................................................................	6
Corporate Governance ..............................................................................................................................................	13
Director Compensation .............................................................................................................................................	19
Ownership of Common Stock .................................................................................................................................	20
Executive Officers .......................................................................................................................................................	22
Executive Compensation ..........................................................................................................................................	23
Compensation Discussion and Analysis .............................................................................................................	23
Compensation Tables ................................................................................................................................................	36
Potential Payments upon Termination or Change in Control .........................................................................	39
CEO Pay Ratio .............................................................................................................................................................	42
Pay Versus Performance ..........................................................................................................................................	43
Equity Compensation Plan Information ................................................................................................................	45
Certain Relationships and Related-Party and Other Transactions ...............................................................	45
Proposal No. 2 - Advisory Vote to Approve Named Executive Officer Compensation ............................	46
Proposal No. 3 - Approval of Amendment and Restatement of Equity Plan ..............................................	47
Audit Committee Report ...........................................................................................................................................	51
Proposal No. 4 - Ratification of Appointment of Independent Registered Public Accounting Firm ........	52
Availability of Annual Report on Form 10-K ........................................................................................................	52
Other Business ............................................................................................................................................................	52
Appendix A - Workiva Inc. 2014 Equity Incentive Plan (As Amended and Restated) ..............................	54
WORKIVA INC.    |    2026 PROXY STATEMENT1
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QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board of Directors of Workiva Inc. ("Workiva" or the "Company") is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2026 Annual
Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held virtually via a live webcast on Thursday, May 28, 2026, at 8:00 a.m. (Central Time) at www.meetnow.global/M4XY2RG.
What is included in these materials?
These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders, which includes our Annual Report on
Form 10-K for the year ended December 31, 2025. We are first making these materials available to you on the Internet on or about April 17, 2026.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect Michael M. Crow, Ph.D., R. Scott Herren and Julie Iskow, as Class III directors for three-year terms;
2.To approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement;
3.To approve the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan;
4.To ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
5.To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of Michael M. Crow, Ph.D., R. Scott Herren and Julie Iskow as Class III directors;
•"FOR" the approval, on an advisory basis, of the compensation of our named executive officers, as described in this proxy statement;
•"FOR" the approval of the Amendment and Restatement of the Workiva Inc. 2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan; and
•"FOR" the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on March 31, 2026, the record date, may vote at the Annual Meeting. As of the record date, there were 52,798,288 shares of our Class A common stock and 3,569,583 shares of our Class B common stock outstanding. Each share of
Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are
considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Availability of Proxy Materials directly to you.
As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How is the Annual Meeting being held?
Workiva's 2026 Annual Meeting of Stockholders will be held virtually via live webcast on Thursday, May 28, 2026, at 8:00 a.m., Central Time.
Online access to the meeting will begin at 8:00 a.m., Central Time. Stockholders will not be able to attend the annual meeting in person.
How do I attend the Annual Meeting?
If you were a stockholder of record as of March 31, 2026 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing www.meetnow.global/M4XY2RG and entering the 15-digit control number on the Proxy Card, Email or Notice of Availability of Proxy Materials you previously received.
If you were a beneficial owner of record as of March 31, 2026 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Computershare, at legalproxy@computershare.com and should be labeled “Workiva Legal
Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker,
WORKIVA INC.    |    2026 PROXY STATEMENT2
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bank or other agent with your legal proxy attached or an image of your legal proxy attached to your email). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on Friday, May 22, 2026. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetnow.global/M4XY2RG and enter your control number.
If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at
www.meetnow.global/M4XY2RG and enter the information requested on the following screen. Please note you will not have the ability to ask questions or vote during the meeting if you participate as a guest.
What if I encounter technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How can I submit questions at the Annual Meeting?
If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at www.meetnow.global/M4XY2RG, entering your control number and clicking on the "Q&A" icon at the top of the page. To return to the main page, click the “Broadcast” icon at the top of the screen.
How can I vote my shares?
If you are a stockholder of record, you may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions found on the Proxy Card, Email or Notice of Availability of Proxy Materials that you received.
By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card.
By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.
At the Meeting: You may vote your shares electronically during the annual meeting by clicking on the “Vote” icon on the Meeting Center site.
Internet and telephone voting will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, May 27, 2026.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

Via the Internet: You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
By Telephone: You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
By Mail: You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.

At the Meeting: If you obtained a legal proxy and registered with Computershare to receive your 15-digit control number from Computershare, you may vote your shares electronically during the annual meeting by clicking on the
“Vote” icon on the Meeting Center site.

If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Workiva common stock in more than one account. You should vote via the Internet, by telephone, by mail or in person for all shares held in each of your accounts.
WORKIVA INC.    |    2026 PROXY STATEMENT3
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If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Julie Iskow and Brandon E. Ziegler to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists.
Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-
votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Voting Options	Votes Required to Adopt Proposal	Effect of Abstentions and Withhold Votes	Broker Discretionary Voting Allowed?

Election of directors	For or withhold on each nominee	Plurality of votes cast	No effect	No
Advisory approval* of the compensation of our named executive officers	For, against, or abstain	Majority of votes cast	No effect	No
Approval of the amendment and restatement of the Workiva Inc. 2014 Equity Incentive Plan	For, against, or abstain	Majority of votes cast	No effect	No
Ratification of appointment of independent registered public accounting firm	For, against, or abstain	Majority of votes cast	No effect	Yes
* The say on pay vote is advisory only, but our Board of Directors will consider carefully the results of the votes.
WORKIVA INC.    |    2026 PROXY STATEMENT4
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Where can I find a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.meetnow.global/M4XY2RG.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote. Under the rules of the New York
Stock Exchange ("NYSE"), without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
Workiva will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission ("SEC"), within four business days after the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the
Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
How can I obtain Workiva's Form 10-K and other financial information?
Stockholders can access our 2025 Annual Report, which includes our Form 10-K, and other financial information, on the SEC's website and on our website at https://www.workiva.com under the caption "Investor Relations." Alternatively, stockholders can request a paper copy of the Annual
Report by writing to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a proposal to be included in our proxy statement for the 2027 annual meeting of stockholders, you must submit it no later than Friday,
December 18, 2026. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Workiva Inc.,
2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2027 annual meeting of stockholders. We must receive this type of proposal in writing on or after January 28, 2027, but no later than February 27, 2027.
As detailed in our Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and  beneficial owner, if any, on whose behalf the proposal is being made, (ii) any other information relating to such stockholder and any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (iii) the information described in clause (vi) in the question immediately below (with any references below to a "nomination" being deemed to refer to such business desired to be brought before the annual meeting).
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2027 annual meeting of stockholders, we must receive your written nomination on or after January 28, 2027, but no later than February 27, 2027. You should send your proposal to: Workiva Inc., 2900 University Boulevard,
Ames, Iowa 50010, Attention: Corporate Secretary.
As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include: (i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of Workiva capital stock that are owned of record and beneficially by each such nominee (if any); (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of each such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section
14(a) of the Exchange Act, and the rules and regulations promulgated thereunder; (v) a fully completed written questionnaire with respect to the background and qualification of each such nominee and the background of the Proposing Stockholder and any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary of the Company upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person: (A) consents to being named in any proxy materials as
WORKIVA INC.    |    2026 PROXY STATEMENT5
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a nominee and to serving as a director if elected, and (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any nomination or other business proposal, issue or question (a “Voting Commitment”) that has not been disclosed to the Company or any
Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, and that such director nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person’s nomination for director or service as a director of the Company; and (vi) as to you and the beneficial owner, if any, on whose behalf the nomination is made: (A) your name and address as they appear on our books and of any such beneficial owner; (B) the class and number of our shares that are owned by you (beneficially and of record) or by any such beneficial owner as of the date of your notice, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date for the meeting or the date notice of the record date for the meeting is first publicly disclosed, in writing of the class and number of such shares owned by you (beneficially and of record) or by any such beneficial owner as of the record date for the meeting; (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among you, any such beneficial owner and any of you or their respective affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on behalf of, you, any such beneficial owner, or any of your or their respective affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of you, any such beneficial owner, or any of your or their respective affiliates or associates with respect to shares of our stock, and a representation that you will notify us, promptly (and in any event within five (5) days) following the later of the record date or the date notice of the record date is first publicly disclosed, in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; (E) a representation that you are a holder of record of our shares entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (F) a representation whether you or any such beneficial owner intends or is part of a group that intends to deliver a proxy statement and/or form of proxy and/or otherwise to solicit proxies from stockholders in support of the nomination; and (G) any other information relating to you or any such beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.  We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee. The number of nominees you may nominate for election at an annual meeting shall not exceed the number of directors to be elected at such annual meeting, and, for the avoidance of doubt, no stockholder shall be permitted to make additional or substitute nominations following the expiration of the applicable time periods set forth in our Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting, you must include in your notice the information required by Rule 14a-19 of the Exchange Act.
WORKIVA INC.    |    2026 PROXY STATEMENT6
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PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Certificate of Incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently consists of seven members. On January 27, 2026, on the recommendation of the Nominating and Governance Committee, the Board resolved to increase the size of the Board to eight members as of June
1, 2026, with an additional director appointed effective as of that date. Our Board is divided into three classes, designated as Class I, Class II and
Class III. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
The table below sets forth information with respect to our current and incoming directors as of March 31, 2026:
Name
Class III Directors —
Term Expiring at the 2026 Annual Meeting
Michael M. Crow, Ph.D.
R. Scott Herren
Julie Iskow
Class I Directors —
Term Expiring at the 2027 Annual Meeting
Robert H. Herz
Mark S. Peek (incoming June 1, 2026)
Class II Directors —
Term Expiring at the 2028 Annual Meeting
Astha Malik
Suku Radia
Martin J. Vanderploeg, Ph.D.
There are three Class III directors whose terms expire at the 2026 Annual Meeting. On January 27, 2026, upon the recommendation of the
Nominating and Governance Committee, the board elected R. Scott Herren to serve as a Class III director, effective March 1, 2026, and Mark S.
Peek to serve as a Class I director, effective June 1, 2026. Further, on January 27, 2026, David S. Mulcahy tendered his resignation from the
Board, effective January, 27, 2026. Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Mr.
Herren for election, and nominated for re-election each of Dr. Crow and Ms. Iskow, as Class III directors. Biographical information for each nominee and each other current or incoming director is contained in the following section. If elected at the Annual Meeting, each of the nominees will serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Dr. Crow, Mr. Herren and Ms. Iskow as Class III directors.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and
Governance Committee selects individuals for nomination to our Board by considering all facts and circumstances that it deems appropriate or advisable, including, among other things, the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility.
•Have a genuine interest in Workiva and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of areas of importance to Workiva's business: AI & technology, culture and leadership, cybersecurity, financial and risk management, governance, international operations, sales and marketing, strategic value creation, sustainability.
•Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Workiva and our stockholders.
•Have the ability and be willing to spend the time required to function effectively as a director.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Workiva as a director.
•Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent, experience, and the overall needs of Workiva. We do not maintain specific diversity policies, but we consider diversity of background and experience in business, government and education, cybersecurity, information security, artificial intelligence, engineering, computer software, technology, finance and other relevant areas during the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
WORKIVA INC.    |    2026 PROXY STATEMENT7
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Governance
We benefit from directors with deep expertise in corporate governance, offering a proven track record of public company leadership and complex investor relations experience to drive long-term stockholder value.
The following categories
identify the various skills
that our directors possess:
AI & Technology
We benefit from directors with expertise in enterprise software, AI, and data-driven platforms, including experience in product strategy, platform architecture, and the application of advanced technologies to deliver customer outcomes. Directors with a deep understanding of evolving technologies, competitive dynamics, and the role of trusted, high-quality data in business-critical workflows provide valuable insight as we innovate and scale in a rapidly changing technology landscape.
International
Our strategy includes the acceleration of global growth. Directors with international business experience can provide valuable perspectives that can help drive geographic expansion.
Culture and Leadership
Workiva’s board benefits from principled leaders who drive results by fostering a culture of integrity and accountability, including by focusing on talent attraction and retention.
Sales & Marketing
Experience in sales, digital marketing, partnerships, distribution, and brand management in technology companies are critical skills to help accelerate growth as we expand into new markets.
Strategic Value Creation
Workiva benefits from directors with demonstrated success guiding companies through scalability initiatives and significant corporate developments, while representing the interests of all stockholders equally. They understand how to adapt a business to stay profitable and competitive during periods of rapid change.
Cybersecurity
Managing cybersecurity threats and risks is critical to our business. Workiva benefits from directors with experience in technology, trends and risks related to cybersecurity.
Financial & Risk Management
Workiva benefits from directors who have experience and expertise in financial management, accounting, investment management, financial reporting and internal controls, corporate finance, mergers and acquisitions, financial statements and capital structure, audit committee, or P&L management.
Sustainability
Workiva believes that sustainable business practices help create long-term stakeholder value. Directors with sustainability experience provide the oversight necessary to ensure that we are uniquely positioned to support our customers'
global reporting obligations and business practices.
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AI &
Technology
Culture and
Leadership
Cybersecurity
Financial & Risk
Management
Governance
International
Sales &
Marketing
Strategic
Value Creation
Sustainability
7/9
Michael M. Crow, Ph.D.
President, Arizona State
University
8/9
R. Scott Herren
Executive Advisor, Cisco
Systems, Inc.
6/9
Robert H. Herz
President, Robert H. Herz LLC
9/9
Julie Iskow
President and Chief Executive
Officer, Workiva Inc.
7/9
Astha Malik
Chief Business Officer,
Braze, Inc.
7/9
Mark Peek
Board Member, SentinelOne, Inc.
and Trimble Inc.
6/9
Suku Radia
Retired Chief Executive Officer,
Bankers Trust Company
9/9
Martin J. Vanderploeg
Retired Chief Executive Officer,
Workiva Inc.
6/8
8/8
6/8
6/8
8/8
8/8
5/8
7/8
5/8
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The following is a brief biographical summary of the experience of our current and incoming directors:
Michael M. Crow,
Ph.D.
Age: 70
Skills
Background
Michael M. Crow, Ph.D., is President and a Professor of Science and Technology at
Arizona State University, a post he has held since 2002. Under his tenure, ASU has grown from a regional university to a world-renowned public research institution with tremendous societal impact, an accomplishment reflected by its unchallenged designation as the most innovative university every year since the inception of the category in U.S. News & World Report.
From 1992 to 2002, he served in leadership roles at Columbia University, including
Executive Vice Provost and Director of the Earth Institute.
Dr. Crow has advised the U.S. Departments of State, Commerce, Energy, and various defense and intelligence agencies on the connection between science and technology policy and intelligence and national security. He is a fellow of the National Academy of
Public Administration, a member of the National Advisory Council on Innovation and
Entrepreneurship, and a member of the Council on Foreign Relations.
He has authored numerous books and articles on science and technology policy, knowledge enterprises, and sustainable development.
Select experience
•Business leadership expertise built through decades managing large organizations, including Arizona State University
•Published technology, innovation, and sustainable development expert
Education and awards
Ph.D in Public Administration (Science and Technology Policy) – Syracuse
University; BA in Political Science and Environmental Studies – Iowa State
University; 2021 Elected Member, American Academy of Arts & Sciences; 2021
GlobalMindED Inclusive Leader Award; 2020 National Council on Science and
the Environment Lifetime Achievement Award; named among Time100's 2024
Most Influential Climate Leaders in Business
Other board experience
•Aquila (NYSE: ILA) (2003 to 2008)
•Director and Chair of the Board, InQTEL (1999 to present)
Board member since 2014
Board Committee:
•Audit, member
•Nom/Gov, chair
Skills
R. Scott Herren
Age: 64
Background
R. Scott Herren currently serves as an executive advisor at Cisco (NASDAQ: CSCO).
Prior to his current advisory position, Mr. Herren served as Executive Vice President and
Chief Financial Officer ("CFO") at Cisco from December 2020 until August 2025, managing financial strategy, global finance organization, procurement, corporate development, and acquisition integrations for the company. Prior to joining Cisco in
2020, Mr. Herren spent over six years as CFO at Autodesk (NASDAQ: ADSK), where he was responsible for global financial strategy including operations, corporate development, financial systems, tax and treasury as well as the company’s procurement organizations. Prior to Autodesk, Mr. Herren held senior strategy and financial positions at Citrix Systems, FedEx Corporation (NYSE: FDX), and International Business
Machines Corporation (NYSE: IBM).
Mr. Herren is on the board of the Georgia Tech Foundation, is the former chair of the
Georgia Tech President’s Advisory Board, and is a member of their College of
Engineering Advisory Board.
Select experience
•Extensive financial and operating experience at technology, software and
SaaS companies
•Track record in leading successful business model transitions and maximizing long-term shareholder value
Education and awards
B.S. in Industrial Engineering - Georgia Institute of Technology; Master of
Business Administration in Finance - Columbia University
Other board experience
•Director, Audit Committee Chair, Rubrik (NYSE: RBRK) (2021 to present)
•Director, Audit Committee Chair, Proofpoint (2016 - 2020)
Board member since 2026
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Skills
Robert H. Herz,
CPA, FCA
Age: 72
Background
Robert H. Herz is President of Robert H. Herz LLC and a member of several corporate and advisory boards. From 2010 to 2023, Mr. Herz was an Executive-in-Residence at
Columbia Business School. From 2002 to 2010, he was Chairman of the Financial
Accounting Standards Board and was one of the original members of the International
Accounting Standards Board. Mr. Herz also served on the Standing Advisory Group of the U.S. Public Company Accounting Oversight Board ("PCAOB") from 2012 to 2020, and was a Board member of the Sustainability Accounting Standards Board Foundation
("SASB") from 2014 to 2021. He was formerly a partner at PricewaterhouseCoopers.
Mr. Herz has participated in several committees and task forces, including the Audit
Committee Chair Advisory Council of the National Association of Corporate Directors,
the G7 Impact Task Force, and the International Foundation for Valuing Impacts. He
chaired the AICPA SEC Regulations Committee and the Transnational Auditors
Committee of the International Federation of Accountants. He was also a member of the
International Capital Markets Advisory Committee of the New York Stock Exchange and
the American Accounting Association’s Financial Accounting Standards Committee.
Additionally, Mr. Herz is a coauthor of the 2023 study issued by the Committee of
Sponsoring Organizations of the Treadway Commission ("COSO") that provides guidance to organizations implementing internal controls over sustainability information.
Select experience
•Internationally-renowned accounting, capital markets, sustainable business operations, and financial reporting expert
•Seasoned public company board member with extensive governance knowledge
Education and awards
B.A. in Economics from University of Manchester, England; Accounting Hall of
Fame inductee; Outstanding Achievement Award – Institute of Chartered
Accountants England and Wales; Gold Medal of Distinction - Association of
International Certified Professional Accountants; named among Forbes's 2024
Top CPAs in America
Other board experience
•Director, Chair of Audit Committee, Member of Governance and Sustainability
Committee, Morgan Stanley (NYSE: MS) (2012 to present)
•Director and Chair of Audit Committee and member of various other committees, Fannie Mae (OTCQB: FNMA)
(2011 to 2024)
Board member since 2014
Board Committees:
•Audit, member
•Compensation, chair
Julie Iskow
Age: 64
Skills
Background
Julie Iskow is President and Chief Executive Officer of Workiva, a role she assumed in 2023. She joined the Company in 2019 as EVP and Chief
Operating Officer, and was promoted to President in 2022.
She was previously Chief Technology Officer at Medidata Solutions, a SaaS
technology and data platform for life sciences, where she was responsible for the development and execution of technology and product strategy, which contributed to a strategic sale in 2019.
Before Medidata, Ms. Iskow was Chief Information Officer at consumer benefits SaaS platform WageWorks, which she helped take public in 2012.
She spent the prior 10 years of her career in engineering and product leadership positions, focused on automation and robotics software.
Select experience
•Deep understanding of advanced and evolving technologies, including AI, and their application to transform technology platforms and deliver customer outcomes
•Extensive experience leading and scaling SaaS companies to profitable growth
•SaaS-specific business leadership, strategy, product development, data analytics and
AI, sales, and operational expertise from her roles at Workiva and Medidata
•Strong technical and cybersecurity expertise from her roles as Chief Technology
Officer and CIO, and her engineering background
Education
Master of Science – University of California, Davis; Bachelor of Science – University of
California, Berkeley
Other board experience
•Director and Member of Compensation Committee, Five9 (NASDAQ: FIVN)
(2023 to present)
•Cvent (NASDAQ: CVT) (2022 to 2022)
•Vocera Communications (NYSE: VCRA) (2019 to 2022)
Board member since 2021
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Astha Malik
Age: 46
Skills
Background
Astha Malik has served as Chief Business Officer of Braze, Inc. (NASDAQ: BRZE), a
cloud-based customer engagement platform used by businesses for cross-channel messaging, journey orchestration and Al-powered marketing, experimentation and optimization since 2022. Ms. Malik previously served as Chief Operating Officer of
VTEX, Inc. (NYSE: VTEX), as Global Vice President of Zendesk, Inc., and has held a number of leadership positions across several leading technology companies including
Citrix, Sumo Logic and PagerDuty (NYSE: PD).
Ms. Malik possesses over 25 years of experience in driving strategic go-to-market initiatives, with demonstrated success in accelerating revenue growth. She has extensive experience leading senior strategy, marketing and operations teams for award-winning SaaS, on-premises and hybrid enterprise software solutions.
Select experience
•Extensive technical, operational and go-to-market expertise developed through decades of experience at leading publicly traded SaaS companies
•Proven strategic and long-term planner, as demonstrated in operational leadership positions at Braze and Zendesk
•Strong governance experience as seasoned member and committee chair of private company boards
Education and awards
BCom from Delhi University in New Delhi, India; MS in Finance from Chapman
Graduate School of Business (Florida International University); Director's Award
for Academic Excellence - Masters of Science in Finance (Florida International
University - Chapman Graduate School Of Business) 2005; Female Executive of
the Year - Stevie Awards 2016; Forbes Entrepreneurial CMO 50 - 2025
Other board experience
•Director, Member of the Compensation Committee and Member of the
Nominating & Governance Committee, Greenhouse (November 2019 to
August 2025)
•Director, Chair of the Nominating & Governance Committee and Member of
the Compensation Committee, Everlaw (November 2021 to present)
Board member since 2025
Board Committees:
•Compensation, member
•Nom/Gov, member
Mark S. Peek
Age: 68
Skills
Background
Mark S. Peek is the former co-President of Workday, Inc. (NASDAQ: WDAY), a leading provider of enterprise cloud applications for finance and human resources. Until May
2025, he was Executive Vice President of Workday, a position he held beginning
February 2018, and until October 2022 he was simultaneously the managing director and head of Workday Ventures, the strategic investment arm of Workday. From June
2015 to February 2018, Mr. Peek was co-President of Workday. He joined Workday in
June 2012 as Chief Financial Officer ("CFO") and served in that capacity until April
2016. From December 2011 to June 2012, Mr. Peek also served on the board of directors of Workday. Prior to joining Workday, Mr. Peek was President, Business
Operations and CFO of VMware, Inc., a provider of business infrastructure virtualization solutions. From April 2007 to January 2011, Mr. Peek served as CFO of VMware, Inc.
From 2000 to 2007, Mr. Peek was Senior Vice President and Chief Accounting Officer at
Amazon.com (NASDAQ: AMZN). Prior to joining Amazon.com, Mr. Peek spent 19 years at Deloitte, the last ten years as a partner.
Mr. Peek also serves on the Advisory Board of the Foster School of Business at the
University of Washington.
Select experience
•Strong background and expertise in accounting, financial management and scaling business operations infrastructure
•Extensive leadership experience at technology and SaaS companies
Education
B.S. in Accounting and International Finance - Minnesota State University
Other board experience
•Director, Chair of the Audit Committee and Member of the Nominating &
Governance Committee, Trimble, Inc. (NASDAQ: TRMB) (May 2010 to
present)
•Director, Chair of the Compensation Committee and Member of the Audit
Committee, SentinelOne (NYSE:S) (May 2021 to present)
Incoming Board member,
June 1, 2026
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Skills
Suku Radia
Age: 74
Background
Suku Radia retired in 2017 after serving for almost a decade as Chief Executive Officer,
President, and Director of Iowa's largest community bank, Bankers Trust.
Prior to Bankers Trust, he served as Chief Financial Officer of media company Meredith
Corporation (NYSE: MDP) for eight years.
Mr. Radia spent the first 25 years of his career at KPMG, where he served as a mergers and acquisitions partner as well as Managing Partner.
He currently serves as Executive-in-Residence at the Ivy College of Business at Iowa
State University.  Mr. Radia has served on the boards of several charitable and educational organizations, including the United Way of Central Iowa, the Mercy Medical
Center, and the Greater Des Moines Partnership.
Select experience
•Substantial business leadership, capital markets, and M&A experience developed through decades in senior leadership and consulting roles
•Accounting and financial expert, with direct Chief Financial Officer experience
Education and awards
Bachelor of Science in Accounting – Iowa State University; Certified Public
Accountant (inactive); 2010 Iowa Business Hall of Fame inductee; United Way
Tocqueville Honoree; Iowa State Distinguished Alumni Award
Other board experience
•Director and Chair of Audit Committee, Nationwide Insurance Company
(2014 to 2024)
•National Chiropractic Mutual Insurance Co. (2020 to present)
Board member since 2014
Lead Independent Director
(2026 - present)
Board Committees:
•Audit, chair
•Compensation, member
Martin J.
Vanderploeg, Ph.D.
Age: 69
Skills
Background
Martin J. Vanderploeg has served as our Non-Executive Chair since 2023, and is a co-
founder of Workiva. He served as Chief Executive Officer from 2018 to 2023, President from
2014 to 2022, and Chief Operating Officer from 2008 to 2018.
Prior to Workiva, Mr. Vanderploeg was founder and Chief Technology Officer of
Engineering Animations Inc. (EAI), which he helped lead for a decade until its sale to
Unigraphics Solutions, now part of Siemens USA.
He began his career in academia and was a tenured professor of mechanical engineering at Iowa State University, where he founded and directed the Simulation and Visualization lab.
Select experience
•Three decades of experience in scaling sustainable growth at software companies
•SaaS-specific business leadership, strategy, product development, sales, and operational expertise from 15 years in Workiva’s senior leadership team
•Extensive experience in enhancing value through building and maintaining a strong corporate culture
Education and awards
Doctorate in Mechanical Engineering, Master of Science, Bachelor of Science –
Michigan State University; Software Leader of the Year 2022 – Chief Executive
Officer Today
Other board experience
•N/A
Board member since: 2014
Non-Executive Chair
(2023 to present)
The Board recommends a vote "FOR" the election of Dr. Crow, Mr. Herren, and Ms. Iskow as Class III directors.
WORKIVA INC.    |    2026 PROXY STATEMENT13
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CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and the corporate governance policies and standards applicable to us in general. The Corporate
Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://investor.workiva.com/corporate-governance/documents-charters.
Code of Business Conduct and Ethics
Our Board has adopted "WLife," our code of business conduct and ethics, which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer ("CFO") and our other executive and senior financial officers. The full text of WLife is available on our website at https://investor.workiva.com/corporate-governance/documents-charters. We will post any amendments to WLife or waivers of WLife for directors and executive officers on the same website.
Sustainability at Workiva
Workiva is committed to advancing sustainable business practices that we believe help create long-term stakeholder value. We leverage global regulatory standards and voluntary reporting frameworks as foundational elements that drive our holistic sustainability strategy. This strategy includes materiality assessments, stakeholder engagement, and dynamic goals and initiatives, all of which intersect with financial and sustainability opportunity and risk to drive value. Workiva’s sustainability strategy is anchored by a robust governance structure of internal and external stakeholders, including:
•General oversight by, and accountability to, the Nominating & Governance Committee of the Board. Our Board committee charters include responsibilities relating to sustainability oversight as applicable to our committees. Detailed descriptions of the duties and responsibilities of each of our committees may be found in our Corporate Governance Guidelines and Committee Charters, available on our website at
https://investor.workiva.com/corporate-governance/documents-charters, as well as in the "Board Meetings and Committees" section of this proxy statement.
•A cross-functional Sustainability Task Force, led by our CFO, to ensure forward progress of our sustainability targets. The Sustainability Task
Force meets on a quarterly basis and is comprised of executives appointed by our CEO who are responsible for providing management oversight of priority sustainability issues.
•An external Advisory Council comprised of a group of external experts in global sustainability regulation, strategy, practices, and reporting.
Leveraging the expertise of our Advisory Council helps us develop relevant products, identify emerging market trends, and establish responsible innovation strategies.
Workiva is an Associate Centre Partner of the World Economic Forum ("WEF"). Workiva actively participates in WEF's CFO and chief sustainability officer communities, and our chief information officer is an executive representative to its AI Governance Alliance. In  2021, our then-current CFO was the first from a software as a service ("SaaS") company to join the United Nations’ CFO Coalition for the SDGs. Workiva was one of the first
130 “early movers” to join the UN’s Forward Faster initiative, and, in 2025, Workiva’s chief legal officer joined the UN Global Compact Legal
Council, a platform for legal leaders to advance policy advocacy and support the Forward Faster initiative.
We received an AAA rating in the most recent MSCI ESG Ratings assessment, which represents MSCI’s highest rating and signifies industry-leader status in managing significant sustainability risks and opportunities.
Additional information about our sustainability strategy, forward-looking targets and key initiatives are available on our website at https://workiva.com/
about/our-sustainability. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Human Capital
As of December 31, 2025, Workiva employed 2,860 full-time people worldwide. Our headcount as of December 31, 2025 increased 1.1% from
2,828 full-time employees as of December 31, 2024.
We strive to create a workplace where people feel welcomed, valued, respected, and heard. To promote innovation and employee excellence,
Workiva fosters a work environment that encourages fairness, teamwork, and respect among all employees. Key human capital initiatives include talent acquisition, advancing workforce skills and capabilities, and employee engagement. Workiva is an equal opportunity employer that makes hiring, promotion and other employment decisions based on individuals’ qualifications, merit, and experience.
Additional information about our human capital management strategy is available on our website at https://www.workiva.com/careers. Our website, and information included on our website, is not incorporated by reference into this proxy statement.
Director Independence
Our Board has reviewed the independence of each director and incoming director. Based on information provided by each director and incoming director concerning their background, employment and affiliations, our Board has determined that none of Dr. Crow, Mr. Herren, Mr. Herz, Ms.
Malik, Mr. Peek or Mr. Radia has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In making this determination, our Board considered the current and prior relationships that each non-
employee director has with Workiva and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
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In evaluating independence, our Board considered transactions, relationships or arrangements of our current directors and incoming director, including ordinary course transactions between Workiva and certain related entities, such as the purchases of our software licenses by the companies of which a director is an executive officer or board member. In each case, the Board determined that these transactions were conducted at arm's length and were immaterial to both the Company and the director involved.
Risk Oversight
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, artificial intelligence, cybersecurity and information security, and reputational. We have designed and implemented processes to manage risk in our operations, including near term risks, longer term risks, and potential business continuity risks. Management is responsible for managing the risks that Workiva faces every day. Workiva's Enterprise Risk Management ("ERM") Committee, comprised of our CEO and senior Finance, Legal,
Information Security, and Operations leaders, is tasked with performing periodic enterprise risk assessments and developing our enterprise risk strategy. Our full Board, assisted by committees, exercises risk oversight at Workiva, and our committees take the lead in discrete areas of risk oversight when appropriate. For example, the Committees are primarily responsible for risk oversight as follows:

Board of Directors
Audit	Compensation	Nominating & Governance
Financial Reporting and Disclosure Process	Executive Compensation Philosophy and Practices	Corporate Governance Policies and Processes
Compliance with Legal and Regulatory Requirements	Enterprise Compensation Program and Practices, Including Annual Risk Assessment	Director Nominations, Board Independence and Conflicts of Interest
Performance of Company's Independent Auditors and Internal Audit Function	Annual Review and Approval of Corporate Goals and Objectives Applicable to Compensation of CEO	Executive Succession Planning
Our Board and its committees believe that open communication between management and our Board is essential for effective risk management and oversight. Our Board and its committees exercise their risk oversight function in part by meeting with our CEO and other members of executive management at regularly scheduled Board meetings, where, among other items, they discuss strategy and risks, regularly receive and evaluate reports from management and make inquiries of management concerning these reports, as appropriate. Our Board also receives reports on all significant committee activity at each regularly scheduled Board meeting. Furthermore, our Board and its committees receive reports and advice from our auditors, legal counsel and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Information security is of critical importance to our business. We align with industry standards and frameworks, and we maintain FedRAMP
Moderate authorization, an ISO 27001 certificate, and SOC 1 and 2 Type 2 reports to comply and adhere to industry standard practices. Our employees receive annual information security training and represent the first line of defense for Workiva and our customers. While our Information
Security team ensures that adequate and ongoing discovery and management of risk is integrated with our ERM program, both the full Board and
Audit Committee exercise oversight with respect to risks relating to information security.  Our full Board and Audit Committee receive regular briefings from our Chief Information Security Officer on the state of our information security program, including with respect to current and developing trends of importance to the Company and the industry at large (including the use of artificial intelligence and similar machine learning technologies); mitigation strategies for the risks and threats facing Workiva; and the results of continuous monitoring and regular third-party testing of our information security posture. More information about our Security and Privacy policies can be found on our website at https://
www.workiva.com/security.
Our Board is committed to the informed oversight of the Company’s AI strategy, including its integration into our SaaS offerings and the responsible use of AI tools by our employees. Directors receive regular briefings on AI-related risks and opportunities, are presented with ongoing continuing education opportunities to stay informed of the rapidly evolving technological landscape, and engage in regular discussions regarding AI’s impact on the Company and the SaaS industry. This proactive approach is designed to allow the Board to effectively monitor the emerging risks and strategic advantages presented by AI.
Our Board believes that its current leadership structure supports the risk oversight function of the Board. In particular, our Board believes that our
Lead Independent Director and our majority of independent directors provide a well-functioning and effective balance to the members of management on our Board, while allowing for open communication between management and our Board.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Workiva Inc., 2900 University Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that the Corporate Secretary determines require prompt attention and will regularly provide our
Board with a summary of all substantive communications.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The
Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our Corporate Governance
Guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled "Questions and Answers - How do I recommend a director nominee?"
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Director Overboarding Policy
Pursuant to our Corporate Governance Guidelines, directors should advise the Company of any invitations to join the board of directors of any other public company prior to accepting such directorship. Additionally, no director may serve on more than four other public company boards in addition to our Board. Directors who also serve as Chief Executive Officers or in equivalent positions may not serve on more than two additional public company boards.
Service on other public company boards and/or committees must be consistent with our conflict of interest policies and procedures. Additionally, the
Board may review the appropriateness of the continued service of a director who changes his or her job responsibilities, directorships, or the positions he or she held when he or she joined the Board. All of our current directors comply with our overboarding policy.
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders. All of our directors who were then serving as directors attended our annual meeting of stockholders via live webcast on May 29, 2025.
Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. Our Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than
$120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees) and stockholders owning in excess of 5% of any class of our common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they arise and are reported to the Audit Committee. The Audit Committee also reviews materials prepared by our Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee considers all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to us and interest in the transaction, and the benefits to us of the transaction.
The Audit Committee determines, in its discretion, whether the proposed transaction is in the best interests of Workiva and our stockholders.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Workiva. The CEO and Chair may, but need not be, the same person. The positions of Chair of our Board and Chief Executive Officer are currently separated. We believe separating these positions allows our Chief Executive Officer to focus on our strategy and day-to-day business, while allowing our Chair to lead our Board in its fundamental role of providing advice to and independent oversight of management. Our stockholders would be notified of a combination of the Chair and
CEO positions promptly upon the Board's decision to do so.
Additionally, in the event that the Chair is not an independent director, the independent directors serving on the Board shall appoint, by a separate annual majority vote, a Lead Independent Director. The Lead Independent Director acts as a liaison among the Chair, the CEO, and the non-
employee directors, presides at all Board meetings at which the Chair is not present (including executive sessions of the non-employee directors), and may call meetings of the Board and the non-employee directors when necessary.
The Board periodically reviews its leadership structure, and we believe that the current Board structure provides effective independent oversight of management, while allowing the Board to benefit from management's expertise and experience. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The small size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information and other matters. Our Board regularly holds separate meetings for independent directors without management present. These meetings are chaired by the Lead Independent Director, and generally are held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.
Our Board believes that management speaks for Workiva. While individual non-employee directors (including our Lead Independent Director) may, from time-to-time, meet or otherwise communicate with stockholders, and various other constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.
WORKIVA INC.    |    2026 PROXY STATEMENT16
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Role	Key Responsibilities and Duties

Non-Executive Chair
Organizes and directs the work of the Board, providing leadership, direction and strategic vision for the Company.
Preside at all Board meetings, annual stockholder meetings and special stockholder meetings.
Set the agenda for any Board meetings and guide discussions at any Board meetings.
Foster open and collegial discussion amongst all Board members.
Monitor the Board’s receipt of accurate, timely, relevant and clear information from Board committees and management.
Act as a source of institutional knowledge to both the Board and management.

Chief Executive Officer
Leads the day-to-day business and operations, directing management to implement the strategy developed with the Board.
Lead the development of value-creating and sustainable strategies, both short and long-term for the Company.
Set meaningful and measurable operating and strategic goals for the Company.
Build and guide a highly capable and dynamic management team and establish a strong performance management culture.
Serve as a primary interface between management and the Board, providing regular updates and information to the Board on key issues and business developments.
Anticipate and mitigate potential risks to the Company and its businesses, helping to ensure that they are identified, monitored and reported to the Board or applicable Board committee, as appropriate.
Represent the face of the Company to its stockholders.

Lead Independent Director
Provides strong, independent leadership and oversight of management.
Preside at all Board meetings at which the Chair is not present, including executive sessions of the independent directors.
Act as a liaison among the Chair, the CEO and the independent directors.
Have the authority to call meetings of the Board and of the independent directors, when necessary.
Consult with the Chair and CEO and approve the schedules, agendas and information provided to the Board for each meeting.
Communicate Board member feedback to the Chair and CEO after each Board meeting.
Consult with inside and outside counsel and other advisors as he or she deems appropriate in fulfilling the Lead Independent Director role.
Be available for consultation and direct communication with major stockholders, as appropriate.

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Board Meetings and Committees
Our Board of Directors met ten times during 2025. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and
Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee is governed by a written charter, which are posted on our website at https://investor.workiva.com/corporate-governance/documents-charters. From time to time, our Board may also establish other, special committees when necessary to address specific issues. In 2025, each director attended at least 75% of the meetings of the
Board and the committees on which he or she serves.
Michael M.
Crow, Ph.D.
R. Scott
Herren
Robert
H. Herz
Astha
Malik
Suku
  Radia *
Audit Committee
Compensation Committee
Nominating and Governance Committee
    ChairMember*Lead Independent Director
Mr. Peek is our incoming Class I director and is not listed in the table above. The Board has not yet made any committee assignments for Messrs.
Herren and Peek, but expects to determine such assignments at a later date in accordance with its usual practices.
Audit Committee
Our Audit Committee met five times during 2025. The Audit Committee currently consists of Dr. Crow, Mr. Herz, and Mr. Radia, each of whom satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Mulcahy served on the Audit Committee during 2025, and, upon his resignation from our Board on January 27, 2026, Dr. Crow was appointed by the Board to the Audit Committee. Mr. Radia is the chair of our
Audit Committee. Also, Mr. Herz and Mr. Radia are each an "audit committee financial expert," as defined under SEC rules, and each of the Audit
Committee members is "financially literate" as required by the rules of the NYSE. This designation does not impose on any of them any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit
Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis;
•reviewing and assessing risks, controls, and procedures related to public sustainability and human capital data disclosures, and overseeing the development of internal controls around the adoption and disclosure of sustainability targets;
•receiving periodic updates on cybersecurity, information security and data protection risks, and reviewing the quality and effectiveness of our risk mitigation efforts; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Compensation Committee
Our Compensation Committee met eight times during 2025. The Compensation Committee currently consists of Mr. Herz, Ms. Malik and Mr. Radia, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. Mr. Herz is the chair of our Compensation
Committee. Brigid Bonner and Mr. Mulcahy served on the Compensation Committee until May 29, 2025. Ms. Bonner did not stand for reelection to our Board after her term expired on May 29, 2025; on that date, Ms. Malik was appointed by the Board to the Compensation Committee, and Mr.
Herz was appointed by the Board to serve as chair of the Compensation Committee.
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The Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation and benefits of all of our executive officers;
•monitoring and reviewing our compensation and benefit plans;
•overseeing the activities of the individuals responsible for administering cash incentive compensation plans and equity-based plans;
•reviewing and evaluating our investments in human capital, pay equity, and all other related initiatives;
•developing and overseeing the administration of our policy for the recovery or clawback of erroneously paid compensation and ensuring compliance of such policy with SEC and NYSE listing standards;
•evaluating our investments in human capital (including pay equity) and our total rewards program;
•reviewing and assessing the adequacy of a formal written charter on an annual basis; and
•such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.
The Compensation Committee has engaged Alpine Rewards LLC as its compensation consultant to assist the Committee in analyzing executive officer and director compensation and to provide peer company and industry data. Based on this information and analysis, our CEO makes executive and director cash and equity compensation recommendations to the Compensation Committee for its consideration. The compensation consultant regularly attends Committee meetings, and the Committee has access to the materials and analysis prepared by the compensation consultant.
Compensation Committee Interlocks and Insider Participation
As noted above, the members of our Compensation Committee currently are Mr. Herz, Ms. Malik and Mr. Radia. None of the current or former members of our Compensation Committee is an officer or employee of Workiva, was an officer or employee of Workiva during 2025, or was formerly an executive officer of Workiva. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Nominating and Governance Committee
Our Nominating and Governance Committee met four times during 2025. The Nominating and Governance Committee currently consists of Dr.
Crow and Ms. Malik. Dr. Crow is the chair of our Nominating and Governance Committee. Ms. Bonner served as a member of the Nominating and
Governance Committee until May 29, 2025. On May 29, 2025, Ms. Malik and Mr. Mulcahy were each appointed by the Board to the Nominating and
Governance Committee. Mr. Mulcahy served on the Nominating and Governance Committee until his resignation from the Board on January 27,
2026. Mr. Herz served as a member of the Nominating and Governance Committee until May 29, 2025.
The Nominating and Governance Committee is responsible for, among other things:
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our
Certificate of Incorporation and Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•overseeing, assessing, and discussing with management and the Board our programs, policies, and practices relating to sustainability, in the context of strategic objectives and business performance;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees; and
•reviewing succession planning for our executive officers and evaluating potential successors.
R. Scott Herren was nominated to the Board of Directors as a Class III Director on January 27, 2026, effective March 1, 2026. Mark S. Peek was nominated to the Board of Directors as a Class II Director on January 27, 2026, effective June 1, 2026. The Nominating and Governance
Committee conducted a rigorous search and evaluation process, consistent with its standard practices for all director candidates, to ensure that candidates' skills and experiences align with our long-term strategic goals. As part of that process, both Messrs. Herren and Peek were recommended to our Nominating and Governance Committee for consideration by members of our senior leadership team. The Board believes each of Messrs. Herren and Peek meet the established criteria, bring relevant industry experience and are the best qualified candidates for election to the Board. Mr. Herren is a nominee for re-election to the Board this year, and his nomination is recommended by the Nominating and
Governance Committee and approved by the Board.
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DIRECTOR COMPENSATION
Our non-employee directors receive equity and cash compensation for their service as directors. In fiscal 2025, non-employee directors received annual compensation of $50,000 for service on our Board. The Non-Executive Chair of the Board receives an additional $77,500 per year, the Lead
Independent Director receives an additional $37,500 per year, and additional compensation for committee service is as follows:

	Audit Committee	Compensation Committee	Nominating and Governance Committee

Chair	$20,000	$15,000	$10,000
Each other member	$10,000	$7,500	$5,000

Each non-employee director also receives a grant of restricted stock units at each annual meeting with a grant date fair value of $215,000. In addition, each newly elected or appointed non-employee director will receive a grant of restricted stock units with a grant date fair value of $215,000 upon the date the non-employee director joins the Board, pro rated to reflect their start date. All restricted stock units granted to non-employee directors will vest fully on the first anniversary of the grant date. Restricted stock units are settled in shares of Class A common stock. Directors may defer settlement of restricted stock units pursuant to the Workiva Inc. Nonqualified Deferred Compensation Plan. Directors who are Workiva
employees receive no compensation for their service as directors. Our directors may be reimbursed for approved director education courses and out-
of-pocket travel expenses incurred in connection with attendance at Board and Board committee meetings and other Board-related activities.
Our non-employee directors are subject to stock ownership guidelines as described below under the “Stock Ownership Guidelines” section of the
Compensation Discussion and Analysis.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2025. Ms. Iskow, our President and CEO, received no compensation in connection with her service as director and, accordingly, she is omitted from this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Brigid A. Bonner(2)	28,846	—	—	28,846
Michael M. Crow, Ph.D.	60,000	215,000	—	275,000
Robert H. Herz(3)	70,920	215,000	—	285,920
Astha Malik(4)	36,916	215,000	—	251,916
David S. Mulcahy(5)	103,544	215,000	—	318,544
Suku Radia	77,500	215,000	—	292,500
Martin J. Vanderploeg, Ph.D.	127,500	215,000	—	342,500
(1)Represents the aggregate grant date fair value of 3,218 shares of restricted stock units granted to each non-employee director on May 29,
2025, calculated in accordance with ASC Topic 718. Restricted stock units vest fully on the first anniversary of the grant date. The grant date fair value is based on $66.82 per share, the closing price of our Class A common stock on the grant date. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)Ms. Bonner stepped down from our Board on May 29, 2025. The amount reported reflects the prorated compensation earned for her period of service during fiscal year 2025.
(3)Mr. Herz was appointed chair of the Compensation Committee, and stepped down from the Nominating and Governance Committee, on May
29, 2025. The amount reported reflects the prorated compensation earned for his period of service on those Committees during fiscal year
2025.
(4)Ms. Malik was appointed to the Board on May 29, 2025. The amount reported reflects the prorated compensation earned for her period of service during fiscal year 2025.
(5)Mr. Mulcahy was appointed to the Nominating and Governance Committee, and stepped down from the Compensation Committee, on May 29,
2025. The amount reported reflects the prorated compensation earned for his period of service on those Committees during fiscal year 2025.
As of December 31, 2025, no non-employee director listed in the table above held options other than Mr. Vanderploeg, who held options to purchase 200,204 shares, which were fully vested as of that date. As of December 31, 2025, the aggregate number of unvested restricted stock units of Class A common stock for each non-employee director was 3,218 shares except for Mr. Vanderploeg, who held 25,670 shares of unvested restricted stock units. Mr. Mulcahy forfeited his unvested restricted stock units when he resigned from the Board on January 27,
2026. Mr. Radia has elected to defer the receipt of all of these shares.
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OWNERSHIP OF COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our Class A or Class B common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 52,798,288 shares of
Class A common stock and 3,569,583 shares of Class B common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Workiva Inc., 2900 University Blvd., Ames, Iowa 50010.

	Shares Beneficially Owned				% of total voting power
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	%	Number	%

Named Executive Officers, Directors and Nominees:
Julie Iskow(1)	243,675	*	—	*	*
Jill Klindt	104,705	*	—	*	*
Barbara Larson	—	*	—	*	*
Brandon Ziegler	72,491	*	—	*	*
Michael Hawkins	12,525	*	—	*	*
Martin J. Vanderploeg, Ph.D.(2)	806,578	1.5	1,294,072	36.3	15.5
Michael M. Crow, Ph.D.(3)	49,550	*	—	*	*
Robert H. Herz(4)	71,202	*	—	*	*
R. Scott Herren	—	*	—	*	*
Astha Malik(5)	3,218	*	—	*	*
Mark S. Peek (incoming June 1, 2026)	—	*	—	*	*
Suku Radia(6)	30,531	*	—	*	*
All executive officers, directors and nominees as a group (12 persons)(7)	1,394,475	2.6	1,294,072	36.3	16.2
5% Stockholders(8):
BlackRock, Inc.(9)	4,227,513	8.0	—	*	4.8
Eminence Capital, LP (10)	3,723,546	7.1	—	*	4.2
Matthew M. Rizai, Ph.D.(11)	533,596	1.0	1,947,109	54.5	22.6
Jeffrey Trom, Ph.D.(12)	132,981	*	328,402	9.2	3.9
*Represents beneficial ownership of less than 1% of class.
(1)Shares owned consist of 229,629 shares of Class A common stock owned directly by Ms. Iskow; and 14,046 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(2)Shares owned consist of 59,721 shares of Class A common stock owned directly by Mr. Vanderploeg; 439,885 shares of Class A common stock and 1,201,832 shares of Class B common stock owned by the Martin J. Vanderploeg 2001 Revocable Living Trust, of which Mr.
Vanderploeg is trustee; 103,550 shares of Class A common stock and 92,240 shares of Class B common stock owned by the Laura C
Williams TR UA DTD 05/02/2001, of which Laura Williams is the trustee, has sole dispositive power to such shares and has entered into an
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irrevocable proxy under which she has granted sole voting power to Mr. Vanderploeg for so long as the trust holds such shares; 200,204 shares of Class A common stock subject to outstanding options that are exercisable within 60 days, and 3,218 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(3)Shares owned consist of 46,332 shares of Class A common stock owned by the Michael M. Crow and Sybil Francis Family Trust, of which Dr.
Crow and Ms. Francis are trustees and have shared voting and investment power; and 3,218 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(4)Shares owned consist of 31,175 shares of Class A common stock owned directly by Mr. Herz; 36,809 shares of Class A common stock owned by the Robert H. Herz Irrevocable Trust, of which Louise Herz is trustee; and 3,218 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(5)Shares consist of 3,218 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(6)Shares owned consist of 732 shares of Class A common stock owned directly by Mr. Radia; and 29,799 shares of Class A common stock owned by the Suku Radia Revocable Trust, of which Mr. Radia is trustee.
(7)Includes all current and former executive officers, and all current and incoming directors. The aggregate share amount shown includes
200,204 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; and 26,918 shares of Class A common stock subject to restricted stock units distributable within 60 days.
(8)Based on a Schedule 13G/A filed with the SEC on March 27, 2026, The Vanguard Group, Inc. reports that, due to an internal realignment effective January 12, 2026 and following which certain of its subsidiaries or business divisions of subsidiaries will report beneficial ownership separately, The Vanguard Group, Inc. itself no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(9)Based on information provided in a Schedule 13G/A filed with the SEC on April 24, 2025 by BlackRock, Inc.  BlackRock, Inc. has sole voting power with respect to 4,165,815 shares and sole dispositive power with respect to 4,227,513 shares. The address for BlackRock, Inc. is 50
Hudson Yards, New York, NY 10001.
(10)Based on information provided in a Schedule 13G/A filed with the SEC on November 14, 2025 by Eminence Capital, LP and Ricky C. Sandler.
Each of Eminence Capital, LP and Mr. Sandler has shared voting power with respect to 3,723,546 shares and shared dispositive power with respect to 3,723,546 shares. Neither Eminence Capital, LP nor Mr. Sandler has sole voting or sole dispositive power with respect to any shares. Eminence Capital, LP serves as the investment adviser to, and may be deemed to have shared voting and dispositive power over the shares held by, various investment funds and separately managed accounts under its management and control. Mr. Sandler is the Chief
Executive Officer of Eminence Capital, LP and the sole managing member of Eminence Capital GP, LLC, the general partner of Eminence
Capital, LP, and may be deemed to have shared voting and dispositive power with respect to the shares held by such funds and accounts. The address for each of Eminence Capital, LP and Mr. Sandler is 399 Park Avenue, 25th Floor, New York, NY 10022.
(11)Shares owned consist of 32,783 shares of Class A common stock owned directly by Mr. Rizai and Svetlana Skopcenko Rizai as joint tenants with right of survivorship, of which Mr. Rizai and Ms. Skopcenko Rizai share voting and dispositive power; 250,000 shares of Class A common stock and 850,000 shares of Class B common stock owned by the Matthew Rizai TR UA DTD 03/04/1996 Matthew Rizai Revocable Trust, of
which Mr. Rizai is the trustee; 885,109 shares of Class B common stock owned by Mr. Rizai and Ms. Skopcenko Rizai as trustees u/a dated
August 7, 2013 creating a Marital Trust, of which Mr. Rizai has sole voting power and Mr. Rizai and Ms. Skopcenko Rizai have shared dispositive power; 140,204 shares of Class A common stock subject to outstanding options that are exercisable within 60 days; 12,058 shares of Class A common stock and 25,000 shares of Class B common stock owned by the Svetlana S Rizai TR UA 12/21/2020 Isabella V Rizai
2020 Trust, of which Ms. Skopcenko Rizai is the trustee; and 98,551 shares of Class A common stock and 187,000 shares of Class B common stock owned by family trusts of which Barbara Schlaff is the trustee and has entered into an irrevocable proxy under which she has granted sole voting power to Mr. Rizai for so long as the family trusts hold such shares. Ms. Schlaff has sole dispositive power as to such shares.
(12)Shares owned consist of 132,981 shares of Class A common stock and 328,402 shares of Class B common stock owned by the Jeffrey D.
Trom & Lydia A. Trom Trustees UA 11/21/2017.
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EXECUTIVE OFFICERS
The following table sets forth certain information pertaining to our executive officers as of March 31, 2026:

Name	Age	Position
Julie Iskow	64	President, Chief Executive Officer and Director
Barbara Larson	55	Executive Vice President, Chief Financial Officer and Treasurer
Brandon E. Ziegler	53	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Barbara Larson. Ms. Larson has served as our Executive Vice President and Chief Financial Officer since January 2026. She is also the executive chair of our Sustainability Task Force and a member of our ERM Executive Committee. Ms. Larson previously served as the Chief Financial Officer of SentinelOne, Inc. from September 2024 until January 2026. Before that, she held various positions at Workday from July 2014 until November
2023, including Chief Financial Officer from February 2022 to June 2023; Senior Vice President of Accounting, Tax, and Treasury from February
2021 to January 2022; and General Manager of Workday Financial Management from April 2019 to January 2021. Prior to joining Workday, Ms.
Larson held senior financial roles at VMware, Inc., TIBCO Software Inc., and Symantec Corporation. Ms. Larson has also been a member of the board of directors of Equifax Inc., a global data, analytics, and technology company since May 2024. Ms. Larson received a bachelor’s degree in business administration from the University of Arizona.
Brandon E. Ziegler. Mr. Ziegler has served as our Executive Vice President and Chief Legal Officer since March 2021, and as our Corporate
Secretary since May 2020. Mr. Ziegler was promoted to Chief Administrative Officer in March 2022. Prior to that, Mr. Ziegler was Workiva's Senior
Vice President and General Counsel from March 2020 to March 2021. Mr. Ziegler is also a member of our Sustainability Task Force and ERM
Executive Committee. Previously, Mr. Ziegler was Senior Vice President, Deputy General Counsel and Assistant Corporate Secretary at Medidata
Solutions, a leading technology and data platform for life sciences, from July 2016 to March 2020. Prior to Medidata, Mr. Ziegler worked in ADP's legal department from February 2007 to July 2016, during which time he led ADP’s legal department for multinational corporations as Vice
President and Assistant General Counsel. Before moving in-house, Mr. Ziegler worked in private practice in New York and has extensive legal experience counseling public and private companies in global corporate development, corporate governance, and commercial transactions. He earned a B.A. (cum laude) from Duke University and a J.D. from Brooklyn Law School where he was an international business law fellow.
For more information on Julie Iskow, see her biography listed under Proposal No. 1 – Election of Directors.
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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis (“CD&A”), we describe the philosophy, objectives, and elements of our executive compensation program and explain how the Compensation Committee of the Board of Directors (the “Committee”) determined the specific pay and rationale for our named executive officers (“NEOs”) for the fiscal year ended December 31, 2025.
Our Named Executive Officers for Fiscal  2025
Our CD&A describes our executive compensation program and the decisions for fiscal year 2025 regarding the compensation for the NEOs listed in the table below.

Name	Title
Julie Iskow	President and Chief Executive Officer ("CEO") and Former Interim Chief Financial Officer (“CFO”)
Jill Klindt	Former Executive Vice President, CFO and Treasurer
Brandon Ziegler	Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary
Michael Hawkins	Former Executive Vice President, Chief Sales Officer
We believe the compensation program for our NEOs in 2025 was instrumental in helping us achieve strong performance in 2025, as discussed below, by providing a combination of short-term and long-term incentives designed to lead to such performance.
This CD&A contains forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt in the future may differ materially from currently anticipated plans and arrangements as summarized in this CD&A.
Executive Transitions in Fiscal Year 2025
Ms. Klindt transitioned out of her position as Executive Vice President, CFO and Treasurer effective December 26, 2025. In addition to serving as
CEO in 2025, Ms. Iskow served as Interim Chief Financial Officer from December 27, 2025 through January 20, 2026. Mr. Hawkins transitioned out of his position as Executive Vice President, Chief Sales Officer effective November 5, 2025. On January 20, 2026, Ms. Larson was appointed to her current position of Executive Vice President, Chief Financial Officer and Treasurer.
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2025 Business Highlights
For the fiscal year ended December 31, 2025, highlights of our business performance included the following:

Revenue ($mil)
$630.0
$738.7
$884.6
2023
2024
2025

Net Cash Provided by Operating Activities
($mil)
$70.9
$87.7
$140.1
2023
2024
2025

Number of Customers
6,034
6,305
6,624
2023
2024
2025

Revenue Retention
97.9%
97.4%
97.2%
2023
2024
2025

•Revenue for 2025 was $884.6 million, an increase of 19.7% compared with $738.7 million in the prior year. Subscription and support revenue was $812.6 million, an increase of 21.7% on a year-over-year basis.
•Net cash provided by operating activities was $140.1 million in 2025, compared to net cash provided by operating activities of $87.7 million in 2024.
•At December 31, 2025, Workiva had 6,624 customers, compared to 6,305 at December 31, 2024.
•Our subscription and support gross revenue retention rate was 97.2% at December 31, 2025, reflecting exceptional customer satisfaction.
Our Compensation Philosophy
We operate within the software-as-a-service ("SaaS") market, which is highly competitive and rapidly evolving. We expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly dependent on our ability to recruit, incentivize and retain talented leadership. The market for this talent in the software industry is very competitive, particularly among companies in the SaaS sector. Our compensation philosophy is designed to establish and maintain a compensation program that attracts and rewards talented, highly qualified leaders who possess the skills and competencies necessary to support our near-term objectives and create long-
term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Developing an effective compensation philosophy requires more than simply comparing pay to market practices. An important consideration lies in an understanding of a company’s position in the business life cycle. For a company’s executive compensation strategy to be effective, that strategy must consider the interests of the company’s three primary constituencies, each having its own interests and desired outcomes:
•Stockholders make a significant, direct financial investment in the company. This investment is essential to the company’s ongoing operations.
These investors expect a return on that investment. This return should be delivered within the context of an appropriate risk/reward profile. As such, our compensation philosophy is designed to align our executive compensation with the interests and concerns of our stockholders.
•The company also makes a substantial investment in the form of the total compensation provided to its executives and looks for a corresponding return in growth and financial performance. Our compensation philosophy is designed to support our recruitment and retention strategies as well as to recognize and reward the results and behaviors that contribute to our success.
•Executives desire a compensation opportunity that provides a high level of perceived value, so compensation arrangements need to be flexible to meet their financial and career-related needs and strike a balance between meeting the near-term liquidity needs of our executives with an opportunity for long-term capital accumulation.
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In fiscal 2025, the Committee reviewed and assessed our compensation philosophy, which is intended to promote Workiva’s core values. The
Committee believes that a great work environment, substantial employee ownership, and meaningful pay and benefits support a winning team, company and workplace. We believe that the compensation of our executive officers and employees should reflect our performance as an organization, and their performance as individuals. Further, our executive compensation program is designed to focus on ownership, innovation and results, and to be fair and flexible.
The Committee also recognizes the importance of providing fair rewards for employee contributions. We seek to provide target total direct compensation (base salary, bonus, and equity) that is at or above market norms, and to provide parity and consistency within functions. We also believe in adhering to budgets, ensuring transparency and promoting understanding of our compensation philosophy and practices by our executives, while at the same time retaining the flexibility needed to promote talent acquisition and retention.
Consistent with this, our executive compensation program is designed to achieve the following objectives:
•Attract, motivate, and retain employees at the executive level who contribute to our long-term success;
•Provide an overall compensation opportunity to our executives that is competitive, rewards the achievement of our business objectives, and effectively aligns executive officers’ interests with those of our stockholders;
•Motivate our executives to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives, and by providing a material portion of total compensation for executive officers in the form of ownership in our company through our equity compensation program; and
•Promote teamwork while also recognizing the individual role each executive officer plays in our success.
Below are highlights of our current practices and policies that guide our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our stockholders and NEOs:
What We Do
What We Don't Do
Anti-hedging and anti-pledging policy
Guaranteed bonuses
Golden parachute policy
Discounted stock options or SARs
Compensation recoupment ("clawback") policy
Pension plans or Supplemental Executive
Retirement Plans
Strong emphasis on performance-based compensation
Tax gross-ups on severance or change of control
payments
Regular reviews of executive compensation and peer
group data
Option repricing without stockholder consent
A work culture that fosters a focus on long-term value
creation supported by tools that help executives to
reach and maintain meaningful levels of individual
share ownership
Dividend or dividend equivalents on full value awards
prior to vesting
Annual risk assessments
Limited perquisites for executives
Minimum vesting periods for equity awards
Compliance with stock ownership guidelines
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Say-on-Pay Results
Our stockholders have elected to hold an advisory vote on executive compensation on an annual basis, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. At our 2025 annual meeting, approximately 91% of the votes cast were in favor of the advisory vote to approve executive compensation (representing 82% of the outstanding shares of the Company), which we believe shows that our compensation practices are properly aligned with the interests of our stockholders and that the high level of stockholder support indicates strong stockholder approval of our compensation philosophy and practices.
The Principal Elements of Pay: Total Direct Compensation
Our compensation philosophy is supported by the following principal elements in our annual executive compensation program:
Element
Form
Purpose
Base Salary
Cash (fixed)
Provides a competitive level of pay that reflects the executive’s experience, role and responsibilities.
Short-Term
Incentives
Cash (variable)
Rewards achievement of key corporate financial and strategic results for the year that have been identified as drivers of our success.
Equity (variable)
Creates an ownership culture that provides meaningful incentives for management to drive stockholder value creation, supports our retention strategy, promotes cross functional cooperation and aligns our executives with stockholder interests. Since we do not provide our executives with supplemental retirement benefits, it also provides an effective tool for long-
term capital accumulation.
Long-Term
Incentives
Design
Our executive compensation program has historically emphasized equity as a key component of our total compensation offering, which is consistent with practices in the SaaS industry. The Committee believes that compensation in the form of equity helps align the interests of our executive officers with the long-term interests of our stockholders by driving achievement of our strategic and financial goals. It also supports our ownership culture, which encourages our executives to take initiative, demonstrate leadership and effectively work across business lines to achieve results that are in the best interests of the Company and its stockholders.
We use restricted stock units ("RSUs") and performance restricted stock units ("PSUs") as our primary equity vehicles for our executive officers, including our NEOs. We believe that RSU awards both align the interests of employees with stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors and providing greater predictability to our executive officers in the value of their compensation. PSUs are earned only upon the achievement of certain financial goals, which motivates our executive officers to achieve our long term annual business objectives over a three-year time horizon.
To maintain a competitive compensation program, we also offer cash compensation in the form of base salaries and short-term incentives in the form of annual performance-based cash payments linked to annual strategic financial objectives, resulting in total cash compensation for our executive officers that is aligned with market practices in our competitive markets. We do not benchmark to specific percentiles for any element of our compensation program, but instead use competitive market information for general guidance.
During fiscal 2025, the Committee, with the assistance of the Committee's compensation consultants, reviewed our executive compensation, including base salaries, short-term incentives, equity awards, and benefit programs to confirm the continued alignment of our compensation program with stockholder interests and appropriate rewards and incentives for our executive officers.
Our Decision-Making Process
Pursuant to its charter and in accordance with NYSE rules, the Committee oversees the compensation and benefits programs for our NEOs. The
Committee includes only independent, non-employee members of the Board of Directors. The Committee works closely with its compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed through https://
investor.workiva.com/corporate-governance/documents-charters.
We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined in this CD&A, while also considering whether our proposed compensation ensures that we remain competitive for talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.
The Role of the Committee
The compensation of our NEOs is determined each year by the Committee. Our Chief Executive Officer typically provides annual recommendations to the Committee and discusses with the Committee the compensation and performance of the NEOs on the senior management team who report directly to her. Because our Chief Executive Officer is involved in the day-to-day operation of our business, she is able to base her
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recommendations in part upon her review of the performance of our executive officers. The Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. The Committee reviews the performance of our Chief Executive Officer and meets in executive session without her present to determine her compensation. In addition, the Committee's meetings typically have included, for all or a portion of each meeting, not only the members of the Committee and our Chief Executive Officer, but also our compensation consultant as well as our Chief Legal Officer, who advises the Committee on compliance issues and serves as secretary of the Committee’s meetings.
The Committee seeks to ensure that the links between our executive compensation program and our business goals are responsible, appropriate, and strongly aligned with stockholder interests. The Committee annually determines the compensation levels of our NEOs by considering several factors, including:
•Each NEO's role and responsibilities;
•How the NEO is performing those responsibilities;
•Our historical and anticipated future financial performance;
•Compensation practices of a group of comparable public companies; and
•The need to retain highly qualified executives in a competitive SaaS market for leadership talent.
The Role of Compensation Consultant and Use of Market Data
The Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. For fiscal year 2025, Alpine Rewards LLC
("Alpine") served as executive compensation consultant to the Committee to review and provide advice on the principal aspects of the Company’s executive compensation program. Alpine coordinated all work with the Committee and with management. Alpine believes that by coordinating their work in this manner, they can best understand and address the needs of all key constituencies: the stockholders, the company, and the executives.
Based on a consideration of various factors, the Committee does not believe that its relationship with Alpine, and the work of Alpine, on behalf of the Committee and management have raised any conflict of interest. The Committee reviews these factors and receives written confirmation from
Alpine stating their belief that they remain an independent compensation consultant to the Committee.
The compensation consultant provides the Committee with guidance regarding the amount and types of compensation we provide to our executives and how these compare to peer company compensation practices, as well as other compensation-related matters. The compensation consultant also advises the Committee with respect to our equity plans and provides the Committee with data that helps them develop our executive compensation program.
The compensation consultant attends meetings of the Committee as requested and also communicates with the Committee outside of meetings.
The Committee may replace its compensation consultant or hire additional advisors at any time.
During fiscal year 2025, Alpine provided the following services as requested by the Committee:
•Assisted in the development of the compensation market data we used to understand market competitive compensation practices;
•Reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers (including equity-
based incentive arrangements, stock ownership guidelines and change in control practices), including our NEOs, and also for members of our
Board of Directors;
•Reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market, as well as conducting an equity burn rate and overhang analysis;
•Reviewed and assessed a broad range of compensation practices against peer companies to ensure alignment with market practices;
•Advised on regulatory developments relating to executive compensation; and
•Collaborated on the risk assessment relating to employee compensation, including all performance-based incentive arrangements.
Other than this work, Alpine has not performed any other services for the Company. In electing to engage Alpine, the Committee took into consideration all factors relevant to Alpine's interactions with the Company’s management and concluded that no conflict of interests existed that would prevent Alpine from independently advising the Committee.
Peer Group
With the assistance of Alpine, the Committee utilized market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Committee believes will enable us to compete effectively for new employees and retain existing employees. In general, this market data consists of compensation information from publicly available sources including proxy statements and third-party compensation surveys.
Our compensation consultants review our competitive markets annually to determine the appropriateness of various sources of market data based on a variety of factors including: similarities in revenue levels and size of market capitalization and enterprise value, similarities to the industries in which we operate, the overlapping labor market for top management talent, our status as a publicly traded, U.S.-based SaaS company and various other characteristics.
For the determination of compensation of our NEOs for fiscal year 2025, the Committee analyzed total compensation practices for executives in a peer group of companies, with a focus on SaaS companies, to serve as the basis for our compensation review process in 2025.
The Committee believes that this data is representative of companies that compete with us for executive talent and are similar to us in revenue, revenue growth rate, market capitalization, industry, and size. The Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity, and scope of responsibilities. The Committee selected peer companies generally falling within the following criteria: revenue between $450 million and $2.2 billion; market capitalization between $1 billion and $12 billion, and similar levels of revenue growth, with flexibility outside these ranges for select companies viewed as talent peers.
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This peer group includes the following companies:

Altair Engineering, Inc. (ALTR)	Five9, Inc. (FIVN)	Procore Technologies, Inc. (PCOR)
AppFolio, Inc. (APPF)	Guidewire Software, Inc. (GWRE)	Qualys, Inc. (QLYS)
Aspen Technology, Inc. (AZPN)	HubSpot, Inc. (HUBS)	Rapid7, Inc. (RPD)
BlackLine, Inc. (BL)	nCino, Inc. (NCNO)	Smartsheet, Inc. (SMAR)
Dayforce, Inc. (DAY)	Okta, Inc. (OKTA)	SPS Commerce, Inc. (SPSC)
Elastic NV (ESTC)	PagerDuty, Inc. (PD)
For the 2026 review process, the Committee added Braze, Inc. (BRZE), Dynatrace, Inc. (DT), and Freshworks, Inc. (FRSH). Altair Engineering, Inc.
(ALTR), Aspen Technology, Inc. (AZPN), and Smartsheet, Inc. (SMAR) were dropped due to recently being acquired.
While the Committee and our Board of Directors will consider the compensation levels of executives at the companies in our primary compensation peer group to provide a general understanding of market practices among similar companies, we will not benchmark or specifically set compensation levels based on the percentile levels reflected by the compensation peer group. Instead, we will consider a number of factors in addition to this market data, such as skills, experience, functional position, leadership roles and competition for talent, to determine the appropriate level of compensation on an individual basis. As a result, the target compensation opportunity for an individual executive may differ from market norms. In making this assessment, we also recognize the compensation opportunity for superior performers based on their achievement may be at the high end of the market range for pay practices.
Executive Compensation Program Elements
The key elements of our executive compensation program include base salary, annual cash bonuses, and equity-based awards. Each executive officer’s compensation has been designed to provide a combination of pay elements that are tied to achievement of our short-term and long-term financial and operational objectives. All of these elements are intended to work in aggregate to provide an overall competitive compensation opportunity. In particular, we believe our use of RSU and PSU awards promotes a culture of long-term value creation, while cash bonuses payable based upon annual performance drive achievement of near-term objectives.
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Base Salary
We believe we must offer competitive base salaries to attract, motivate and retain all employees, including our executives. The Committee has generally set the base salaries for our executives, including the NEOs, based on three primary factors:
•A comparison to the base salaries paid by the companies in our compensation peer group;
•The overall compensation that each executive may potentially receive during his or her employment with us; and
•Internal parity considerations with respect to the base salaries of other executives who are comparably situated in terms of reporting structure and level of responsibility.
2025 base salaries for our NEOs, as compared to their base salaries from the prior year, are shown in the table below.

Named Executive Officer	2025 Base Salary (Annualized) ($)	2024 Base Salary (Annualized) ($)	Year over Year Difference (%)
Julie Iskow	625,000	610,000	2%
Jill Klindt (1)	430,000	412,000	4%
Brandon Ziegler	430,000	412,000	4%
Michael Hawkins (2)	442,000	420,000	5%
These salaries are intended to provide a stable level of fixed compensation to our executive officers, including our NEOs, for performance of their day-to-day responsibilities. In making a determination as to whether increases to the base salaries for each of our NEOs were necessary, the
Committee took into account the demand for executive talent in the industry and geographic areas in which we compete for talent, and the competitive positioning of current total cash opportunities. The Committee also recognized the importance of retaining this executive team and the role the base salary plays in retention, particularly considering the significant roles of our NEOs in achieving our near- and long-term growth objectives, as well as the attractiveness of these executives in the market.
(1) A pro-rata portion of Ms. Klindt's annualized base salary was paid through her termination date of December 26, 2025.
(2) A pro-rata portion of Mr. Hawkins's annualized base salary was paid through his termination date of November 5, 2025.
Short-Term Incentive Plan Compensation
We adopted our 2025 Short-Term Incentive Plan ("STIP") as a non-equity incentive compensation plan to provide our NEOs the opportunity to earn a performance-based cash bonus based on the achievement of a combination of financial and non-financial objectives that are tied to our strategic plan.
In developing our 2025 STIP, we benchmarked best practices within our competitive markets with regard to pay levels, plan design and performance metrics. We also conducted a comprehensive review of the critical financial and strategic success factors of our business plan to determine the factors that will contribute most to our success. The Committee's objective was to construct a plan that motivates executives to achieve high levels of performance by recognizing and rewarding the results and behaviors that contribute to sustained success.
Performance measurement under our 2025 STIP is based on three metrics we have identified as key success factors in achieving our growth strategies:
•Revenue growth
•Non-GAAP operating income
•Operating cash flow
For purposes of our 2025 STIP, we defined (i) "revenue growth" as the percentage growth in revenue determined in accordance with generally accepted accounting principles ("GAAP"); (ii) "non-GAAP operating income" as GAAP operating income adjusted to exclude expenses related to stock-based compensation and amortization of acquisition-related intangibles; and (iii) "operating cash flow" as our GAAP operating cash flow.
Of the three performance metrics under the 2025 STIP, the Committee considered revenue growth to be most critical to maximizing value creation for stockholders. While the Committee believes that it is desirable to maximize non-GAAP operating income and keep operating cash flow positive, high levels of revenue growth have a disproportionate impact on market perceptions of Workiva, and provide a foundation for increased non-GAAP operating income and operating cash flow growth. Accordingly, the Committee assigned the heaviest weight among these metrics to revenue growth under the 2025 STIP.
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The Committee set the following performance targets for the 2025 STIP, based on the 2025 operating budget approved by our Board of Directors, and weighted these metrics as follows (dollar amounts shown in thousands):

Performance Metric	Target	Weighting
Revenue Growth	19.7%	60%
Non-GAAP Operating Income	$60.5	20%
Operating Cash Flow	$114.4	20%
Targeted payout levels are expressed as a percentage of base salary and established for each participant. The target bonuses under our 2025
STIP for each executive are shown below:

Named Executive Officer	2025 Target Bonus
Julie Iskow	125%
Jill Klindt	75%
Brandon Ziegler	75%
Michael Hawkins	90%
Each NEO's target bonus was determined by the Committee based on that NEO’s title and/or role. The Committee believed the financial performance components of the 2025 STIP were achievable, but appropriately challenging, based on market climate and internal budgeting and forecasting. The 2025 STIP sets threshold, target and maximum performance levels, which are used to determine the percentage of target bonus to be paid out, with payouts ranging from 0% to 150% of targeted payout levels (e.g., the maximum bonus payout for an individual with a targeted payout level of 75% of annual base salary would be 112.5% of annual base salary).
The following table outlines the threshold, target, and maximum financial performance objectives for the 2025 STIP and the resulting potential total payout percentages:

		Threshold	Target	Maximum
Performance	<80%	80%	100%	>120%
Payout	—%	50%	100%	150%
Performance between threshold and target and between target and maximum will be interpolated.
In addition to the financial metrics discussed above, the Committee also considers performance relative to key strategic goals that are generally non-financial in nature, as well as individual NEO performance. Based on the Committee’s assessment of these factors, the Committee can exercise discretion to modify the calculated payout derived from the matrix shown above to determine final payout amounts. As a result, the final award may be higher or lower than the calculated amount.
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2025 Performance Results
Based on Company actual performance relative to the financial goals set under the 2025 STIP, the award for each executive was paid at approximately 120% (aggregate weighted average percentage) of their individual target (dollar amounts shown in thousands):

Performance Metric	Target	Actual Results	Achievement of Target

Revenue Growth	19.7%	19.7%	100.0%
Non-GAAP Operating Income	$60.5	$87.5	144.6%
Operating Cash Flow	$114.4	$140.1	122.4%
No adjustments were made by the Committee to payout levels. The final payout amounts under our 2025 STIP for each individual executive were approved at the amounts shown below:

Executive (1)	2025 Base Salary ($)	2025 Target Bonus ($)	2025 Target Bonus (%)	2025 Calculated Bonus ($)	2025 Approved Bonus Payout ($)	Approved Bonus Payout as a % of Base Salary

Julie Iskow	625,000	781,250	125%	937,500	937,500	150.0%
Brandon Ziegler	430,000	322,500	75%	387,000	387,000	90.0%
Jill Klindt	430,000	322,500	75%	N/A	N/A	N/A
Michael Hawkins	442,000	397,800	90%	N/A	N/A	N/A
(1) Ms. Klindt and Mr. Hawkins did not receive 2025 bonuses pursuant to the 2025 STIP, but did receive bonus severance payments, details of which can be found in the Summary Compensation Table of this proxy statement.
Equity Incentives
We believe that providing long-term incentives in the form of equity awards encourages our NEOs to take a long-term outlook and provides our
NEOs with an incentive to manage our business from the perspective of an owner with an equity stake in the business. By providing opportunities for our NEOs to benefit from future successes in our business through the appreciation of the value of their equity awards, the Committee believes that equity awards align our NEOs’ interests and contributions with the long-term interests of our stockholders. In addition, the Committee believes that offering meaningful equity ownership in the Company assists us in retaining our NEOs.
The Committee periodically reviews our equity compensation program from a market perspective, as well as in the context of our overall compensation philosophy. The Committee also considers the appropriateness of various equity vehicles, as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating long-term incentive compensation. Further, the Committee considers competitive market data and competitive positioning analysis, as well as our recruitment and retention strategies. Finally, the Committee considers each NEO's individual performance, as well as the size and vesting schedule of previous equity awards granted to each NEO.
The annual equity awards granted to our NEOs are in the form of RSUs and PSUs. The Committee believes that RSUs and PSUs provide the following benefits:
•RSUs help us better manage potential dilution to stockholders since they require fewer shares to provide the same date of grant value to employees.
•RSUs are more consistent with the ownership culture we have created at Workiva.
•RSUs more closely align management with the downside risk associated with full stock ownership similar to investors.
•PSUs encourage our NEOs to attain key corporate objectives over time.
•PSUs are aligned with our pay-for-performance philosophy by providing rewards based on two aspects of performance: the number of shares earned based on performance and the value of the shares when they vest.
•PSUs can provide significantly higher value than RSUs, but are less risky and less dilutive than stock options.
Our RSUs typically vest over time, and our PSUs are earned based on the attainment of certain performance metrics. We believe both RSUs and
PSUs help incentivize our executives to build value that can be sustained over the longer term. Because RSUs have value to the recipient as of the date of grant, and PSUs provide the opportunity for substantial upside based on performance, RSUs and PSUs help us retain and incentivize employees during their vesting periods by providing a high reciprocal value and also result in us granting awards with fewer underlying shares of our common stock as compared to stock options with an equivalent grant date fair value.
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2025 Awards
For 2025, 70% of the value of our annual equity grant was awarded in the form of RSUs that vest in three equal annual installments, and 30% of the value of such awards were granted in the form of PSUs. The PSUs granted in 2025 (the "2025 PSUs") are earned between 0% and 200% based on the achievement of applicable annual revenue growth rate goals, as certified by the Committee. Subject to the continued employment of the NEO and achievement of applicable annual growth rate goals, the 2025 PSUs will vest in three equal tranches following the completion of each calendar year in the three-year performance period. We believe this is consistent with the approach taken by high-growth companies in the SaaS sector, which is highly competitive and rapidly evolving.
The Committee evaluates PSU performance goals and growth targets at least annually, and continues to believe that PSUs tied to revenue growth remain appropriate and aligned with our strategic goals. The Committee believes that the PSU performance goals and growth targets are rigorous, challenging and appropriate for a high-growth SaaS company.
RSUs and PSUs are subject to the terms and conditions set forth in the form of our restricted stock unit award agreement and our performance restricted stock unit grant agreement, respectively, and our 2014 Equity Incentive Plan. For 2025, the Committee targeted providing each of our
NEOs with annual equity award grants that were competitive with those of peer executives at comparable companies. Given the competitive nature of the industry in which we operate, the Committee believes equity compensation remains a critical tool for retaining and motivating talented industry leaders, and sets targets that are competitive with market levels while also recognizing company and individual performance.
Workiva does not intend to publicly disclose specific performance measure targets, corresponding minimums and maximums or other related information prior to the conclusion of each performance period because of the potential for competitive harm.
Details of RSU and PSU grants to NEOs are provided in the "Grants of Plan-Based Awards" table presented below.
Performance Results for PSUs
In February 2026, the Committee certified the attainment levels of performance measures for (1) the third tranche of PSU awards granted in February
2023; (2) the second tranche of PSU awards granted in February 2024; and (3) the first tranche of the 2025 PSUs, as follows:

Performance Period	Average Annual Revenue Growth Rate Target	Average Annual Revenue Growth Rate Achieved	Payout as a % of Target
Fiscal Years 2023 - 2025	16.0%	18.0%	162.5%
Fiscal Years 2024 - 2025	14.5%	18.5%	200.0%
Fiscal Year 2025 *	19.7%	19.7%	100.0%
* For the first year of each PSU grant, target is annual revenue growth rate (not an average of multiple years).
Based on the achievement of applicable annual revenue growth rates (as calculated under GAAP), the PSU awards were earned as follows:

	Fiscal Years 2023 - 2025 (Third Tranche)		Fiscal Years 2024 - 2025 (Second Tranche)		Fiscal Year 2025 (First Tranche)
NEO	PSU Target (#)	Actual PSUs earned (#)	PSU Target (#)	Actual PSUs earned (#)	PSU Target (#)	Actual PSUs earned (#)
Iskow	8,083	13,135	12,532 *	25,064 *	14,390	14,390
Ziegler	3,664	5,954	3,670	7,340	3,803	3,803
* Ms. Iskow was awarded grants of PSUs on February 1 and March 1, 2024. The amounts in these cells represent aggregate earned totals for both awards at 200% of target.
Pursuant to the terms of their respective severance agreements, Ms. Klindt's and Mr. Hawkins's unvested PSUs were vested at target performance as of the date of their respective departures from the Company. More information can be found in the section of this proxy statement entitled
"Executive Compensation - Potential Payments upon Termination or Change in Control".
Benefits and Perquisites
Our NEOs also generally participate in other benefit plans on the same terms as all of our other employees. These plans include our medical and dental insurance, life insurance and short- and long-term disability insurance programs, as well as customary vacation, leave of absence and other similar policies. In addition, we provide our executives with a supplemental disability income insurance policy. The premiums for this supplemental disability insurance are included in All Other Income in the Summary Compensation Table below. Currently, we do not view perquisites, special bonuses, or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites, special bonuses, or other personal benefits to our NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our NEOs more efficient and effective, and for recruitment and retention purposes.
We sponsor a 401(k) Savings and Investment Plan, which is a qualified defined contribution retirement plan offered to all eligible employees, including our NEOs. This plan allows participants to elect to defer a portion of their compensation on a pre-tax basis, up to the limits imposed by the
Internal Revenue Code (the "Code"). In 2025, we provided a 401(k) match to our employees in the U.S., including our NEOs, of 100% of the first 6%
of contributions, up to $3,000 per calendar year. Further, in 2025, our NEOs became eligible to participate in our Employee Stock Purchase Plan.
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Employment Arrangements
We have entered into employment agreements with all of our NEOs. All of these agreements provide for at-will employment and generally include an initial base salary, an annual cash incentive award opportunity, and annual equity awards at the discretion of our Board. These agreements also contain restrictions on non-competition and non-solicitation for the six-month period following termination, to the extent permitted under applicable law. In addition, each of our executive officers, including our NEOs, has executed our standard confidential information and invention assignment agreement.
Our employment agreements with our NEOs also require us to make specific payments and benefits in connection with the termination of each NEO's employment under certain circumstances. For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon Termination or Change in Control." We believe that these severance arrangements help us to attract and retain key management talent in an industry where there is significant competition for management talent. We also believe that these agreements provide retention value by encouraging our NEOs to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our NEOs to focus on their duties and responsibilities.
Executive Transitions
Ms. Klindt transitioned out of her position as Executive Vice President, CFO and Treasurer effective December 26, 2025. Pursuant to the terms of her severance agreement, Ms. Klindt received certain payments and benefits in connection with her departure. For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon Termination or Change in Control."
Mr. Hawkins transitioned out of his position as Executive Vice President, Chief Sales Officer effective November 5, 2025. Pursuant to the terms of his severance agreement, Mr. Hawkins received certain payments and benefits in connection with his departure. For a description of these payments and other benefits, see "Executive Compensation - Potential Payments upon Termination or Change in Control."
Ms. Larson was appointed to her current position of Executive Vice President, Chief Financial Officer and Treasurer on January 20, 2026, and
signed an employment agreement in connection with that appointment. Ms. Larson's employment agreement provides for a base salary of $485,000 and initial equity grants of RSUs with a grant date value of $8,000,000, which was intended, in part, to replace forfeited compensation from her prior employer. Ms. Larson is also eligible for an annual bonus, targeted at 85% of her base salary.
Other Compensation Policies
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines for our NEOs and the non-employee members of our Board of Directors. These guidelines are intended to align the financial interests of our NEOs and the non-employee members of our Board of Directors with our stockholders by requiring them to acquire and maintain a meaningful ownership interest in our common stock. These guidelines are intended to take into account an individual’s needs for portfolio diversification, while maintaining an ownership interest at levels sufficient to assure our stockholders of management’s commitment to long-term value creation.
Specifically, the guidelines require our NEOs and the non-employee members of our Board of Directors to acquire and hold shares (including restricted stock units) of our common stock with an aggregate value at least equal to the following multiple of their annual base salary or cash retainer, as applicable:

Position	Stock Ownership Requirement

Chief Executive Officer	Six times annual base salary
Other Executive Officer	Three times annual base salary
Non-Employee Member of Board of Directors	Five times annual cash retainer
Executive Officers have five years, and non-employee members of our Board of Directors have three years from the commencement of their service as an executive officer or non-employee member of our Board of Directors, to achieve compliance with the applicable guideline. Thereafter, compliance is assessed on an annual basis. As of March 31, 2026, all NEOs, and non-employee members of our Board of Directors serving as of that date, were in compliance with these guidelines.
If, at the applicable compliance measurement date, a covered individual does not meet the applicable guideline, then, until he or she is in compliance with the guidelines, he or she will be expected to hold 50% of the net shares acquired thereafter as a result of the exercise, vesting or settlement of any equity award received from us.
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Insider Trading Policy and Stock Trading Practices
We have adopted insider trading policies and procedures applicable to our employees, directors, and officers that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. In addition, it is the
Company’s policy to comply with applicable securities laws, including insider trading laws, when engaging in any transactions in Company securities. Our Insider Trading Policy prohibits our employees, our officers, our Board, and certain of their family members and controlled entities, from engaging in transactions of our securities, and the securities of all publicly traded companies, either directly or indirectly, while in possession of material nonpublic information about said company. Our Insider Trading Policy may also apply to contractors or consultants while in possession of material nonpublic information. Further, directors, officers, and certain other persons are prohibited from trading in our securities during quarterly blackout periods, and must obtain prior written approval before engaging in any trades of our securities during open window periods, including proposed gifts of our stock.
Our Insider Trading Policy also prohibits hedging or monetization transactions such as prepaid variable forwards, equity swaps, collars and exchange funds, and forbids a director, officer or employee from entering into any arrangement where our securities are held in a margin account or pledged as collateral.
Further, our Insider Trading Policy includes guidelines for Rule 10b5-1 trading plans that permit our directors and certain employees, including our
NEOs, to adopt Rule 10b5-1 trading plans. Under our 10b5-1 trading plan guidelines, 10b5-1 trading plans may only be adopted or modified during an open trading window under our Insider Trading Policy and only when such individual does not otherwise possess material nonpublic information about our Company.
The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider
Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Practices Related to the Grant of Equity Awards
In fiscal year 2025, we did not grant new awards of stock options or stock appreciation rights.
For other equity awards, the majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted monthly throughout the year. It is our practice to grant equity awards on the first trading day of the month following the month in which the awards were approved. and grants are not timed based on the release of material nonpublic information.
Compensation Recoupment ("Clawback") Policy
Our Board of Directors approved our clawback policy, which is in compliance with SEC rules, the NYSE listing standards, and the Dodd-Frank Wall
Street Reform and Consumer Protection Act. Our executive employment agreements and equity award agreements provide that all compensation will be subject to forfeiture under applicable law, government regulation or stock exchange listing requirement. In addition, our equity award agreements, whether time- or performance-based, provide that awards are subject to recovery in the event that the executive's intentional misconduct or fraud causes or is a contributing factor that causes us to restate all or a portion of our financial statements.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows a tax deduction to any publicly held corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and to certain highly compensated employees, who are referred to as "covered employees." While the
Committee is mindful of the benefit to us of the deductibility, it believes that we should maintain flexibility in compensating our executive officers in a manner that best promotes our corporate objectives.
Taxation of "Parachute" Payments and Deferred Compensation
We did not provide any executive officer, including any NEO, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code during fiscal year 2025, and we have not agreed and are not otherwise obligated to provide any NEO with such a "gross-up" or other reimbursement.  Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control that exceeds certain prescribed limits, and that we, or a successor company, may forfeit a deduction on the amounts subject to this additional tax. We do, however, provide a “best net” payment provision.
Section 409A of the Code also affects the payments of certain types of deferred compensation to employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee’s income, as well as certain penalties and interest.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our NEOs) and directors based on the grant date "fair value" of the awards. The Committee considers the impact of FASB ASC
Topic 718 when making share-based compensation awards. Even though our NEOs and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-based awards in our income statements over the period that the NEO or director is required to continue service with us in order to vest in the equity award.
Compensation Risk Assessment
The Committee has reviewed our compensation policies and believes that our policies do not encourage excessive or inappropriate risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. As part of its assessment, the Committee considered, among other factors, the allocation of compensation among base salary and short- and long-term compensation, our approach to establishing company-wide and individual financial, departmental and other performance targets, our bonus structure of payouts and
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the nature of our key performance metrics, including the use of multiple, complementary financial metrics to ensure a balanced assessment of performance and to mitigate the risk that any single metric receives disproportionate focus. We also considered factors in place both as part the design of each compensation plan and through Company policy that would mitigate the possibility of unintended consequences. We believe these practices encourage our employees to focus on sustained long-term Company growth, which we believe will ultimately contribute to the creation of stockholder value.
Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Regulation S-K Item 402(b)
(the "CD&A") with management and based upon such review and discussion, our Compensation Committee recommended to our Board that the
CD&A be included in our Proxy Statement.

COMPENSATION COMMITTEE

Mr. Robert H. Herz (Chair)
Ms. Astha Malik
Mr. Suku Radia
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Compensation Tables
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Julie Iskow	2025	625,000	—	14,000,031	—	937,500	77,689	(3)	15,640,220
President, Chief Executive Officer and Director and Former Interim Chief Financial Officer(2)	2024	610,000	—	11,710,220	—	1,059,113	145,110		13,524,443
	2023	601,250	—	11,639,648	—	915,000	94,065		13,249,963

Jill Klindt	2025	425,521	—	4,450,045	—	—	2,032,592	(5)	6,908,158
Former Executive Vice President, Chief Financial Officer and Treasurer(4)	2024	412,000	—	4,206,246	—	429,201	44,826		5,092,273
	2023	400,000	—	4,039,704	—	360,000	25,139		4,824,843

Brandon Ziegler	2025	430,000	—	3,699,939	—	387,000	33,112	(6)	4,550,051
Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary	2024	412,000	—	3,486,111	—	429,201	27,422		4,354,734
	2023	400,000	—	3,349,993	—	360,000	37,395		4,147,388

Michael Hawkins	2025	373,858	—	3,999,981	—	—	2,275,643	(8)	6,649,482
Former Executive Vice President, Chief Sales Officer(7)	2024	420,000	—	3,189,262	—	525,042	72,209		4,206,513
	2023	400,000	—	3,079,013	—	432,000	48,620		3,959,633
(1)The amounts reported for RSUs are computed in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. The grant date fair value of each PSU award reflects the closing stock price on the date a mutual understanding of key terms and conditions of the awards was reached, with performance achievement at target level.
The aggregate grant date value of a PSU award in the event of maximum achievement would be 200% of the grant date fair value presented. These amounts do not reflect the actual economic value that may ultimately be realized by the NEOs.
(2)Ms. Iskow served as our Interim CFO from December 27, 2025 to January 20, 2026. She did not receive any additional compensation for her Interim CFO Role.
(3)Includes $52,902 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, and earnings related to an annual sales event of $20,647 (which includes a tax-gross up of $10,924).
(4)Ms. Klindt transitioned out of her position as CFO on December 26, 2025. Amounts reflected in the Summary Compensation Table for Ms. Klindt include pro-rated salary and severance associated with her departure.
(5)Includes $18,414 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, a payout of accrued paid time off ("PTO") of $36,385, a severance payout of $1,928,322 (which includes a payment of $423,322, representing prorated bonus through December 26, 2025), and an estimated payment of COBRA premium continuation for a period of eighteen months following the date of termination of $45,464.
(6)Includes $25,515 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, and earnings related to an annual sales event of $3,507 (which includes a tax gross-up of $1,638).
(7)Mr. Hawkins transitioned out of his position as Executive Vice President, Chief Sales Officer on November 5, 2025. Amounts reflected in the Summary Compensation Table for Mr. Hawkins include pro-rated salary and severance associated with his departure.
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(8)Includes $22,889 of premiums paid for supplemental disability insurance, as well as an employer match on 401(k) contributions of $3,000, an annual service award payable to all employees, earnings related to an annual sales event of $23,737 (which includes a tax gross-up of $12,255), a payout of accrued PTO of $26,350, a severance payout of $2,124,088 (which includes a payment of of $444,488, representing prorated bonus through November 5, 2025), an estimated payment of COBRA premium continuation for a period of eighteen months following the date of termination of $52,629, and consulting fees of $20,000.
Grants of Plan-Based Awards
The following table sets forth information relating to plan-based incentive awards granted to our NEOs during 2025.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)
Name	Grant Date(3)		Award Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Julie Iskow	02/03/2025	(6)	01/13/2025	—	—	—	—	—	—	100,730	9,800,022
	02/03/2025	(7)	01/13/2025	—	—	—	21,585	43,170	86,340	—	4,200,009
	02/20/2025			390,625	781,250	1,171,875	—	—	—	—	—
Jill Klindt	02/03/2025	(6)	01/13/2025	—	—	—	—	—	—	32,018	3,115,031
	02/03/2025	(7)	01/13/2025	—	—	—	6,862	13,722	27,444	—	1,335,013
	02/20/2025			161,250	322,500	483,750	—	—	—	—	—
Brandon Ziegler	02/03/2025	(6)	01/13/2025	—	—	—	—	—	—	26,621	2,589,957
	02/03/2025	(7)	01/13/2025	—	—	—	5,705	11,409	22,818	—	1,109,982
	02/20/2025			161,250	322,500	483,750	—	—	—	—	—
Michael Hawkins	02/03/2025	(6)	01/13/2025	—	—	—	—	—	—	28,780	2,800,006
	02/03/2025	(7)	01/13/2025	—	—	—	6,168	12,334	24,668	—	1,199,975
	02/20/2025			198,900	397,800	596,700	—	—	—	—	—
(1)Represents awards made pursuant to our 2025 STIP. Actual payouts under this plan were determined by the Compensation Committee based on our 2025 performance. See "Compensation
Discussion and Analysis - Executive Compensation Program Elements - Short-Term Incentive Plan Compensation" for further discussion of our 2025 STIP and the payouts thereunder.
(2)Represents awards of PSUs granted pursuant to our 2014 Equity Incentive Plan.
(3)The Compensation Committee approved annual equity awards at the January 2025 Compensation Committee meeting for our NEOs.
(4)Represents awards of restricted stock units granted pursuant to our 2014 Equity Incentive Plan.
(5)Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 based on the closing price of our Class A common stock on the date of grant. With respect to the PSU awards, amounts are based on the date a mutual understanding of key terms and conditions was reached and probable outcome of the applicable performance conditions at the time of grant, which is target level performance, calculated in accordance with ASC 718.
(6)Vests in three equal annual installments commencing on the first anniversary of the grant date subject to the individual’s continued service with us through each vesting date.
(7)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions. The performance period for these PSUs, which contain performance conditions related to our 2025-2027 revenue growth rates, ends on December 31, 2027.
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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2025.

	Option Awards						Stock Awards
Name*	Option/ Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Julie Iskow	02/01/2023	(3)	—	—	—	—	—	—	16,166	1,394,318
	02/01/2023	(2)	—	—	—	—	18,860	1,626,675	—	—
	04/03/2023	(2)	—	—	—	—	14,046	1,211,468	—	—
	02/01/2024	(3)	—	—	—	—	—	—	41,942	3,617,498
	02/01/2024	(2)	—	—	—	—	48,932	4,220,385	—	—
	03/01/2024	(3)	—	—	—	—	—	—	8,186	706,043
	03/01/2024	(2)	—	—	—	—	9,551	823,774	—	—
	02/03/2025	(4)	—	—	—	—	—	—	21,585	1,861,706
	02/03/2025	(2)	—	—	—	—	100,730	8,687,963	—	—
Jill Klindt(5)	07/03/2017		25,000	—	18.60	03/26/2026	—	—	—	—
Brandon Ziegler	02/01/2023	(3)	—	—	—	—	—	—	7,328	632,040
	02/01/2023	(2)	—	—	—	—	8,550	737,438	—	—
	02/01/2024	(3)	—	—	—	—	—	—	14,680	1,266,150
	02/01/2024	(2)	—	—	—	—	17,126	1,477,118	—	—
	02/03/2025	(4)	—	—	—	—	—	—	5,705	492,013
	02/03/2025	(2)	—	—	—	—	26,621	2,296,061	—	—
*Mr. Hawkins transitioned out of his position as Executive Vice President, Chief Sales Officer on November 5, 2025, at which time all his outstanding equity awards were forfeited or accelerated. More information can be found in the section of this proxy statement entitled “Executive Compensation - Potential Payments upon Termination or Change in Control.”
(1)The market value of unvested stock awards is based on the closing market price of our Class A common stock on December 31, 2025 of $86.25.
(2)Vests in three equal annual installments commencing on the first anniversary of the grant date.
(3)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 200% of target.
(4)Vests in three equal annual installments commencing on the first anniversary of the grant date, subject to performance conditions which are reflected in the table as earned at 50% of target.
(5)Ms. Klindt transitioned out of her position as CFO on December 26, 2025, at which time all outstanding RSU and PSU awards were forfeited or accelerated. More information can be found in the section of this proxy statement entitled “Executive Compensation - Potential Payments upon Termination or Change in Control.”
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Option Exercises and Stock Vested
The following table sets forth information regarding stock option exercises and the value realized upon exercise, as well as all stock awards vested and the value realized upon vesting by our NEOs during the year ended December 31, 2025.

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Julie Iskow	110,587	9,958,433
Jill Klindt	133,627	11,977,427
Brandon Ziegler	36,597	3,432,646
Michael Hawkins	112,604	10,236,580
(1)No NEO exercised any option awards during FY 2025.
(2)The value realized upon vesting is equal to the number of shares vesting multiplied by the closing market price of our Class A common stock on the vesting date.
Pension Benefits & Nonqualified Deferred Compensation
We do not provide any defined benefit pension plans to our NEOs.
Our Nonqualified Deferred Compensation Plan allows our executive officers to elect to defer settlement of vested restricted stock units. Workiva does not make any contributions for executive officers under the Nonqualified Deferred Compensation Plan. None of our current NEOs have deferred RSUs, or otherwise participate in or have any balances or activity related to the Nonqualified Deferred Compensation Plan.
Potential Payments upon Termination or Change in Control
We have an employment agreement with each of our NEOs. These employment agreements require us to make specific payments and benefits in connection with the termination of that NEO's employment under certain circumstances. We believe that having in place reasonable and competitive severance arrangements are essential to attracting and retaining highly qualified executive officers. We monitor competitive practices in the market and we believe that our severance arrangements are well aligned with those of our peers. More importantly, the Committee believes that our arrangements foster stability within executive management by helping our executives maintain continued focus and dedication to their responsibility to maximize stockholder value, including in the event of a transaction that could result in a change in control of our Company. Our ability to build the exceptional leadership team we have in place today was due in large part to our having a full complement of compensation tools available to us and the flexibility to use them. This includes the ability to leverage our severance arrangements, which include protections in the event of a change in control. We do not provide any contractual tax reimbursement payments (including “gross-ups”) on any severance or change-
in-control payments or benefits. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a release of claims in favor of the Company as a condition to receiving severance payments or benefits. The
Committee strongly believes that our severance arrangements, which are guided by our compensation philosophy and governance practices and policies, is both reasonable and competitive.
The severance benefits described below apply to each NEO with an employment agreement.
If the employment of any NEO is terminated by us for "cause" (as generally defined below) or by the NEO without "good reason" (as generally defined below), the NEO's employment agreement requires that we pay the NEO (i) accrued but unpaid salary and benefits and (ii) any earned but unpaid bonus from the prior year (the “Accrued Benefits”).
If the employment of any NEO is terminated due to their death or disability, the NEO's employment agreement requires that we pay to them (i) the
Accrued Benefits, (ii) a pro-rated bonus for the current year and (iii) a lump-sum payment equal to the NEO's annual base salary plus their target bonus for the current year. In addition, the employment agreements provide that the vesting of the officer's outstanding equity awards will be accelerated in the event of termination for death or disability.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason, the NEO's employment agreement requires that we pay the NEO (i) Accrued Benefits, (ii) a pro-rated bonus for the current year and (iii) a severance payment equal to two times the sum of the
NEO's annual base salary plus their target bonus for the current year. In addition, in the event of termination by us without cause or by the NEO for good reason, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that they will be released from their non-competition and non-solicitation restrictions.
If the employment of any NEO is terminated by us without cause or by the NEO for good reason in the three months prior to, or two years following, a change in control, the NEO's employment agreement requires that we pay (i) accrued but unpaid salary and benefits, (ii) any earned but unpaid bonus from the prior year, (iii) the NEO's target bonus for the year in which the termination occurs (or if greater, the year in which the change in control occurs) and (iv) a severance payment equal to three times the sum of the NEO's annual base salary plus target bonus. In addition, in the event of termination by us without cause or by the NEO for good reason in the three months prior to or two years following a change in control, the employment agreement provides that the vesting of the NEO's outstanding equity awards will be accelerated and that the NEO will be released from his or her non-competition and non-solicitation restrictions. Under the NEOs' employment agreements, a change in control would not, by itself, be deemed "good reason" or result in the accelerated vesting of outstanding equity awards except as set forth in the applicable award agreement.
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In the event a payment to one of our NEOs is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a "parachute payment" under Section 280G of the Code), the employment agreement requires us to (i) reduce that payment to the minimum extent necessary to ensure that no portion of the of the payment is subject to the excise tax, or (ii) pay the amount in full if the NEO’s receipt on an after-tax basis of the full amount of payments and benefits (after taking into account the applicable federal, state, local and foreign income, employment and excise taxes (including the excise tax)) would result in the NEO receiving an amount greater than the reduced amount on an after-tax basis. The employment agreement requires that we make any reduction in a payment classified as a parachute payment under Section
280G in a manner that maximizes the NEO’s economic position.
For the purpose of the employment agreements, "cause" means generally the occurrence of any of the following:
•any action by the NEO which has or is reasonably expected to have a material adverse effect on the Company;
•the NEO’s willful failure to perform their material duties (other than any such failure resulting from incapacity due to physical or mental illness);
•the NEO's use of alcohol or drugs which materially interferes with the performance of his / her duties and obligations;
•a material breach of a material term of the employment agreement or any material policy of the Company;
For the purpose of the employment agreements with the NEOs, "good reason" means generally the NEO’s voluntary termination of employment following the occurrence of one or more of the following:
•a reduction in the NEO's base salary without the NEO’s consent, other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;
•a reduction in the NEO's target bonus opportunity from any target bonus opportunity in effect for the prior fiscal year without the NEO’s consent;
•a relocation of the NEO's principal place of employment by more than 50 miles without the NEO’s written consent;
•the Company's failure to obtain an agreement from any successor to assume and agree to perform the employment agreement in the same manner and to the same extent that the Company would be required to perform if no succession had taken place, except where such assumption occurs by operation of law.
•any material breach by Company of any material provision of this Agreement or any material provision of any other agreement between
Executive and Company;
•a material, adverse change in the NEO’s title, authority, duties or responsibilities (other than temporarily while the NEO is physically or mentally incapacitated or as required by applicable law) without the NEO’s written consent;
•a material adverse change in the reporting structure applicable to the NEO without the NEO’s written consent;
For the purpose of the employment agreements, "change in control" means the occurrence of any of the following:
•one person (or more than one person acting as a group) acquires beneficial ownership of the Company's voting securities that, together with the voting securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s then outstanding voting securities;
•one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) beneficial ownership of the Company's voting securities possessing 30% or more of the total voting power of the
Company’s then outstanding voting securities;
•a majority of the members of our Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of our Board of Directors before the date of appointment or election; or
•the sale of all or substantially all of the Company's assets.
Notwithstanding the foregoing, a change in control shall not occur unless the transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.
Ms. Klindt's employment as CFO was terminated by the Company without cause on December 26, 2025 (the "CFO Termination Date") and she
entered into a Severance and Transition Services Agreement with the Company. The Severance and Transition Services Agreement provided for a lump-sum cash severance payment of $1,928,322, in accordance with the amount payable in connection with a termination without cause under
Ms. Klindt's employment agreement. Ms. Klindt's outstanding stock or equity-based compensation awards vested in full as of the CFO Termination
Date, with performance-based awards vesting at target performance. Ms. Klindt elected continuation coverage under COBRA in accordance with the terms of her Severance and Transition Services Agreement, and the Company will continue to make payments for her health insurance coverage for 18 months or until Ms. Klindt becomes eligible to receive coverage from another employer, whichever occurs first. All benefits were provided pursuant to the terms of Ms. Klindt's employment and equity agreements.
Mr. Hawkins' employment as Chief Sales Officer was terminated by the Company without cause on November 5, 2025 (the "CSO Termination Date"), and he entered into a Severance Agreement with the Company. The Severance Agreement included a consulting arrangement between the Company and Mr.
Hawkins, effective from November 7, 2025 until December 31, 2025, which provided for payment of $10,000 per month to Mr. Hawkins to consult on a periodic basis with the CEO concerning the Company’s sales function and to ensure a smooth transition. Further, the Severance Agreement provided for a lump-sum cash severance payment of $2,124,088, in accordance with the amount payable in connection with a termination without cause under his employment agreement. Mr. Hawkins's outstanding stock or equity-based compensation awards vested in full as of the CSO Termination Date, with performance-based awards vesting at target performance. Mr. Hawkins elected continuation coverage under COBRA in accordance with the terms of his
Severance Agreement, and the Company will continue to make payments for his health insurance coverage for 18 months or until Mr. Hawkins becomes eligible to receive coverage from another employer, whichever occurs first. All benefits were provided pursuant to the terms of Mr. Hawkins's employment and equity agreements.
The following table describes the payments and benefits that we would owe to each of the NEOs who were employed by us at December 31, 2025, pursuant to the applicable employment agreements (as described above), as well as the equity award agreements with our NEOs, and our 2014 Equity
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Incentive Plan. Except with regard to Ms. Klindt and Mr. Hawkins, these amounts assume that (i) a termination of each of our NEOs and/or a change in control, as defined in our executive employment agreements, of the Company occurred on December 31, 2025 and (ii) the value of our common stock is equal to $86.25 per share (the closing market price on such date). For Ms. Klindt and Mr. Hawkins, the following table describes the payments and benefits that they actually received. The table does not reflect payments and benefits that are provided on a non-discriminatory basis to salaried employees generally upon termination, nor does it reflect amounts attributable to equity-based awards that were already vested.
Termination of employment will accelerate the distribution of plan balances under our Nonqualified Deferred Compensation Plan, if any. The value of this acceleration is not reflected in the table.

Named Executive Officer	Compensation	Termination on Death or Disability ($)	Termination Without Cause or for Good Reason ($)	Termination Without Cause or for Good Reason in connection with a Change in Control ($)(1)
Julie Iskow	Cash Severance (2)	2,465,363	3,871,613	5,000,001
	Equity Acceleration (3)	23,152,605	23,152,605	29,734,946
	Benefit Continuation (4)	26,477	26,477	26,477
	Total	25,644,445	27,050,695	34,761,424

Jill Klindt	Cash Severance (2)	—	1,928,322	—
	Equity Acceleration (3)	—	7,869,538	—
	Benefit Continuation (4)	—	45,464	—
	Total	—	9,843,324	—

Brandon Ziegler	Cash Severance (2)	1,181,701	1,934,201	2,580,000
	Equity Acceleration (3)	6,443,738	6,443,738	8,376,859
	Benefit Continuation (4)	38,447	38,447	38,447
	Total	7,663,886	8,416,386	10,995,306

Michael Hawkins	Cash Severance (2)	—	2,124,088	—
	Equity Acceleration (3)	—	6,650,347	—
	Benefit Continuation (4)	—	52,629	—
	Total	—	8,827,064	—

(1)Our employment agreements with our NEOs provide that if any change in control payment or benefit would be an “excess parachute payment”
as defined in Section 280G of the Code that would subject the NEO to the excise tax imposed under Section 4999 of the Code (an “Excise
Tax”), then the payments or benefits will be provided to NEO (i) in full, or (ii) as to such lesser amount as would result in no portion of the payments or benefits being subject to the Excise Tax, whichever of the foregoing amounts, after taking into account taxes, including the Excise
Tax, results in Executive’s receipt on an after-tax basis of the greatest amount of payments or benefits.
(2)Ms. Iskow and Mr. Ziegler will receive cash severance representing the sum of (a) base salary and (b) target bonus, and a pro rata bonus payment based on the bonus received in the preceding calendar year if her/his employment is terminated because of death or disability. If termination is without cause or for good reason, Ms. Iskow and Mr. Ziegler will receive cash severance equal to (a) two times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. Ms. Klindt and Mr.
Hawkins stepped down from their roles in the Company in 2025, both of whom were considered to have experienced terminations without cause or for good reason, in accordance with which they received cash severance equal to (a) two times the sum of base salary and target bonus, plus (b) a pro rata bonus payment based on the bonus received in the preceding calendar year. The amounts presented in the table above represent the actual amounts they received upon their departure. If Ms. Iskow or Mr. Ziegler experience a qualifying termination in connection with a change in control, she / he will receive cash severance equal to (a) three times the sum of base salary and target bonus based on the higher of current or prior year amounts, plus (b) an amount equal to her/his target bonus for that fiscal year in which the termination occurs (or, if greater, the year in which the change in control occurs).
(3)For Ms. Iskow and Mr. Ziegler, these amounts represent the value of restricted stock units and performance restricted stock units that were held by the NEO at the end of fiscal year 2025 and whose vesting would be accelerated. The value was calculated by multiplying the number of restricted stock units or performance restricted stock units whose vesting was accelerated by the closing market price of our stock on
December 31, 2025. If the NEO's employment is terminated because of death or disability or without cause or for good reason, performance restricted stock units will vest at target performance. If the NEO experiences a qualifying termination in connection with a change in control, performance restricted stock units will vest at maximum performance. For Ms. Klindt and Mr. Hawkins, the amounts represent the number of restricted stock units and performance restricted stock units whose vesting was accelerated upon their termination multiplied by the closing market price on the effective date of their termination. For more information regarding the number of unvested restricted stock units held by each of the NEOs as of December 31, 2025, see the table under the caption "Outstanding Equity Awards at Fiscal Year-End."
(4)Represents 18 months of COBRA benefits in the case of termination without cause or a termination of employment for good reason within the change in control period for Ms. Iskow, Ms. Klindt, Mr. Ziegler and Mr. Hawkins and 18 months of COBRA benefits in the case of death or disability for Ms. Iskow, Ms. Klindt and Mr. Ziegler.
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CEO PAY RATIO
The fiscal year 2025 total compensation of the median employee was $196,950, with the median employee determined based on compensation of all employees who were employed as of December 31, 2025, "the determination date", other than our CEO Julie Iskow. In accordance with applicable SEC rules, we annualized her salary and bonus for her service as our CEO, and added it to the other components of her pay disclosed in the Summary Compensation Table, to arrive at a value of $15,640,220. Therefore, the ratio of these amounts (our "pay ratio") in fiscal year 2025 was approximately 1-to-79.
We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below:
•We selected December 31, 2025 as the effective date for identifying our median employee in accordance with applicable SEC rules.
•IRS Form W-2 or W-2 equivalent earnings is our consistently applied compensation measure used to identify the median employee.
•We extracted the compensation data above for each employee active as of December 31, 2025 classified as full-time, part-time or intern for the
12-month period beginning January 1, 2025 and ending December 31, 2025.
•We annualized compensation of all newly hired employees based on the compensation they earned from their hire date through December 31, 2025.
•We converted earnings of our non-U.S. employees to U.S. dollars using the average currency exchange rates in effect during the period.
•We did not make any cost of living adjustments.
•We computed the median employee's pay based on the standard criteria used for determining Ms. Iskow's compensation in the Summary
Compensation Table.
The SEC's rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as each company's pay ratio is based on its unique employee population, compensation practices and calculation methodology.
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PAY VERSUS PERFORMANCE
The following table sets forth additional information required by the SEC pursuant to Item 402(v) regarding total compensation paid to our principal executive officer ("PEO") and our non-PEO NEOs
(averaged), each as calculated in accordance with SEC rules, and certain Company and peer group shareholder return, net income, and revenue growth performance measures for the periods indicated:

	Summary Compensation Table Total for PEOs ($) (1)		Compensation Actually Paid to PEOs ($) (1)(2)(5)(6)				Value of Initial Fixed $100 Investment Based on:
Year	Iskow	Vanderploeg	Iskow	Vanderploeg	Average Summary Compensation Table Total for non-PEO NEOs ($) (3)	Average Compensation Actually Paid to non- PEO NEOs ($) (2)(5)(6)	Company Total Stockholder Return ($) (4)	Peer Group Total Stockholder Return ($) (4)	Net Loss (in thousands) ($)	Revenue Growth(7)
2025	15,640,220	N/A	9,165,246	N/A	6,035,897	3,617,607	94	265	(26,169)	19.7%
2024	13,524,443	N/A	20,130,342	N/A	4,551,173	6,447,950	120	205	(55,042)	17.2%
2023	13,249,963	8,238,648	15,379,996	8,178,525	3,260,772	4,304,492	111	150	(127,525)	17.1%
2022	N/A	7,713,897	N/A	1,647,345	5,003,281	533,679	92	90	(90,947)	21.3%
2021	N/A	9,791,270	N/A	13,767,528	5,034,966	6,797,466	142	138	(37,730)	26.1%
(1)Mr. Vanderploeg was the PEO through March 2023. Ms. Iskow was the PEO from April 2023 through December 2025.
(2)The following table details the additions to and deductions from the Summary Compensation Table ("SCT") totals to calculate the Compensation Actually Paid amounts for 2025:

Executives	SCT Total ($)	Deduct SCT Equity Awards ($)	Add Year-End Fair Value of Unvested Equity Granted in Year ($)	Add Change in Fair Value from Prior Year- End to Current Year- End of Unvested Awards Granted in Prior Years ($)	Add FV at Vesting of Awards Granted and Vested in Same Year ($)	Add Change in Value from Prior Year-End to Vesting Date of Equity Granted in Prior Years that Vested in Current Year ($)	Deduct Fair Value as of the End of Prior Year of Awards Forfeited in Year ($)
PEO - Iskow	15,640,220	(14,000,031)	13,275,207	(3,595,656)	—	(2,154,494)	—
Other NEOs (Averaged)	6,035,897	(4,049,988)	1,169,461	(358,903)	2,553,036	(1,731,896)	—
(3)The 2025 non-PEO NEOs are comprised of: Ms. Klindt and Messrs. Hawkins and Ziegler; 2024 - Ms. Klindt and Messrs. Hawkins and Ziegler; 2023 - Ms. Klindt and Messrs. Hawkins, Trom and
Ziegler; 2022 - Mses. Iskow and Klindt and Messrs. Trom and Ziegler; 2021 - Mses. Iskow and Klindt and Messrs. Trom, Banarjee and Miller.
(4)Total stockholder return ("TSR") is calculated assuming a fixed investment of $100, including reinvestment of dividends (as applicable) measured from the market close on December 31, 2020 through and including the end of the fiscal year for each year reported in the table. The peer group is the Nasdaq Computer Index, which is the same peer group the Company uses for its Item 201(e)
of Regulation S-K disclosure.
(5)In calculating Compensation Actually Paid, we determined the fair value of outstanding, vested and forfeited equity awards in the applicable year in a manner consistent with the ASC 718 fair valuation methodology used to account for stock-based payments for financial accounting purposes consistent with GAAP. Restricted stock units are valued based on the stock price on the relevant measurement date. Performance based restricted stock units are valued based on the stock price on the relevant measurement date multiplied by the estimated probability of achievement as of the measurement date. The PSUs may be earned between 0% and 200% based on achievement of the applicable annual revenue growth rate. For more information about the achievement of the performance conditions for outstanding PSUs, see the "Outstanding Equity Awards at Fiscal Year-End" table. The assumptions used are consistent with those used for the grant date fair value purposes.
(6)Compensation actually paid to Ms. Klindt and Messrs. Hawkins, Vanderploeg and Trom includes consideration related to their respective transition agreements with the Company. Pursuant to the terms of Mr. Vanderploeg's agreement, the outstanding restricted stock units granted to him during his tenure as an executive continued to vest. Pursuant to the terms of Ms. Klindt's, and Messers
Hawkins and Trom's agreements, the outstanding restricted stock units granted to them during their tenure as executives vested in full as of their respective termination dates. In calculating
Compensation Actually Paid, these awards were considered vested upon each of their respective transition dates.
(7)Revenue growth is the year-over-year percentage growth in revenue determined in accordance with GAAP as reflected in our annual financial statements.
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Relationship Between Compensation Actually Paid (CAP) and Company  Performance
The following charts provide a clear, visual description of the relationships between “Compensation Actually Paid” to our PEO, and the average for our non-PEO NEOs, as set forth in the Pay Versus
Performance table above to the following performance measures: Company TSR, peer group TSR, net loss and revenue growth. The first chart also provides a comparison of the Company's TSR to the peer group TSR.

Pay versus TSR 2021–2025
Total Shareholder Return ($)
Compensation Actually Paid ($mm)
275
250
225
200
175
150
125
100
75
24
21
18
15
12
9
6
3
—
2020
2021
2022
2023
2024
2025
CAP - Iskow
CAP - Vanderploeg
CAP - Avg NEO
WK TSR
Peer TSR

Pay versus Net Loss 2021–2025
50
25
0
-25
-50
-75
-100
-125
-150
Annual Net Loss ($mm)
24
21
18
15
12
9
6
3
0
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - Iskow
CAP - Vanderploeg
CAP - Avg NEO
Net Loss

Pay versus Revenue Growth 2021–2025
40%
35%
30%
25%
20%
15%
10%
5%
0%
Average Revenue Growth
24
21
18
15
12
9
6
3
—
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - Iskow
CAP - Vanderploeg
CAP - Avg NEO
Revenue Growth

Tabular List of Company Performance Measures
The following table lists the measures we believe are most important in linking compensation actually paid to Company performance during 2025. Definitions of these measures and further details of how they feature in our compensation plans can be found in the CD&A within the section "Short-Term Incentive Plan Compensation".

Performance Metric
Revenue Growth	Non-GAAP Operating Income	Operating Cash Flow
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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025, each of which was approved by our stockholders. These plans include the Workiva Inc. 2014 Equity Incentive Plan (the "Plan") and the Workiva Inc.
Employee Stock Purchase Plan (the "ESPP").

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted Average Exercise Price of Outstanding Options ($)(2)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	3,625,568	13.72	7,226,146
Total	3,625,568	13.72	7,226,146
(1)Consists of options to purchase 463,369 shares of Class A common stock under the Plan and 3,162,199 shares of our Class A common stock subject to restricted stock units and performance restricted stock units under our Plan.
(2)Does not include purchase rights under our ESPP as the purchase price and number of shares to be purchased under our ESPP are not determined until the end of the relevant purchase period.
(3)Excludes restricted stock units and performance restricted stock units because they have no exercise price.
(4)Consists of 3,682,898 shares of Class A common stock available for issuance under our Plan and 3,543,248 shares of Class A common stock available for issuance under our ESPP, including 140,328 shares that were purchased under our ESPP during the offering period which was in-progress as of December 31, 2025 and ended on January 14, 2026. Footnote 10 to the audited financial statements included in our Annual
Report on Form 10-K for the year ended December 31, 2025, erroneously disclosed that 4,507,203 shares were available for issuance under our Plan.
CERTAIN RELATIONSHIPS AND RELATED-PARTY
AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive
Compensation", since January 1, 2025 there have been, and there currently are, no proposed transactions in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and our NEOs. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.
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PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as a "Say-on-Pay"). Based on an advisory vote at our 2025 Annual Meeting of Stockholders, it is our current policy to hold an advisory vote on the compensation of our named executive officers every year.
As described under the heading "Executive Compensation — Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain and motivate our NEOs, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related to both our performance and individual performance.
Stockholders are urged to read the "Executive Compensation" section of this proxy statement, which discusses how our executive compensation policies implement our compensation philosophy and also contains tabular information and narrative discussion about the compensation of our
NEOs. Our Compensation Committee and our Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.
We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement. This Say-on-Pay proposal gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary
Compensation Table and the other related tables and disclosure.
The Say-on-Pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. However, our Board and our
Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against our NEO compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The text of the resolution is as follows:
"Resolved, that the stockholders of the Company hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."
The Board recommends a vote "FOR" the advisory vote on executive compensation.
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PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE WORKIVA INC. 2014
EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE
ISSUED UNDER THE PLAN
Immediately prior to our initial public offering in December 2014, our Board and stockholders adopted and approved our 2014 Equity Incentive Plan
(as subsequently amended and restated in 2016, 2018, 2022, and 2024 the "Plan"). Our Board is requesting stockholder approval of a further amendment and restatement of the Plan (the "Amended and Restated Plan") to increase the number of shares of Class A common stock authorized for issuance under the Plan by 3,900,000 shares. Our Board believes that the Plan is an integral part of our long-term compensation philosophy, and the Amended and Restated Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees, non-employee directors and consultants.
The purpose of the Plan is to enable us to grant equity-based incentive awards intended to attract, motivate and retain qualified employees, non-
employee directors and consultants, and to align their financial interests with those of our stockholders. The Amended and Restated Plan will be identical to the Plan in all material respects, except that the number of shares of Class A common stock authorized for issuance under the Plan will be increased by 3,900,000.
The following is a brief summary of the material terms of the Plan and the Amended and Restated Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan. A copy of the Amended and Restated Plan is filed as an
Appendix to this proxy statement.
Equity awards have been, and continue to be, an integral part of our incentive compensation and retention programs and are designed to motivate and reward both our current employees and new hires.
Market-competitive compensation is increasing across the SaaS industry. As we continue to grow our business, our hiring needs continue to grow as well. Based on the current availability of shares available for issuance under the Plan, if the Amended and Restated Plan is not approved by our stockholders, we will, in the near future, be unable to continue to make market-competitive equity grants to our employees.
Burn Rate

Year	Time-Based Restricted Stock & PSUs Granted (in thousands)	Basic Weighted Average Common Shares Outstanding (in thousands)	Burn Rate
2025	1,714	56,273	3.05%
2024	1,670	55,355	3.02%
2023	1,192	54,100	2.20%
		3-Year Average Burn Rate	2.76%
If the Amended and Restated Plan is approved, the maximum number of shares available for grant will be increased from 17,760,000 to 21,660,000 shares. Such increase would allow us to keep pace with our competitors and effectively attract, motivate and retain high-caliber employees.
Overhang. Our fully diluted overhang rate measures the total number of shares under all outstanding plan awards plus the number of shares authorized for future plan awards, as a percentage of the fully diluted number of shares of Class A common stock outstanding. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. If the Amended and Restated Plan is approved by our stockholders, our fully diluted overhang rate would be as follows:

As of March 31, 2026	Total Potential Dilution
Stock Options Outstanding	419,677
Weighted Average Exercise Price of Stock Options Outstanding	$13.41
Weighted Average Remaining Term of Stock Options Outstanding (in years)	0.891775
Full Value Awards Outstanding	3,669,239
Total Awards Outstanding Under the Plan	4,088,916
Shares Remaining Available for Grant under the Plan	2,215,176
Shares of Common Stock Outstanding	56,367,871
Total Dilution Prior to Approval of Amended and Restated Plan	1.04
Additional Shares Proposed for Amended and Restated Plan	3,900,000
Proposed Dilution with Approval of Amended and Restated Plan	1.11
As of March 31, 2026, the price of a share of our Class A common stock was $59.63.
Eligibility. The Plan permits the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to our and any of our subsidiaries' employees, and the grant of nonqualified stock options ("NQSOs"), stock appreciation
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rights ("SARs"), restricted stock, restricted stock units, performance stock, performance stock units and other forms of equity-based awards to our and any of our affiliates' (or, if necessary to avoid the imposition of additional taxes under Section 409A of the Code, our subsidiaries') employees, non-employee directors and consultants. In 2025, approximately 1,654 individuals received awards under the Plan. As of March 31, 2026, 2,837 employees and six non-employee directors are eligible to receive awards under the Plan.
Authorized Shares. 3,960,000 shares of our Class A common stock were initially reserved for issuance under the Plan (which is also the maximum aggregate number of shares that may be issued under the Plan through ISOs). The Plan was subsequently amended in 2016, 2018, 2022 and 2024 to provide for an additional 3,900,000, 3,000,000, 3,000,000, and 3,900,000 shares of our Class A common stock, respectively, available under the
Plan. As of March 31, 2026, we have outstanding under the Plan options to purchase 419,677 shares of Class A common stock (with an average exercise price of $13.41 and a weighted average remaining term to expiration of 0.9 years) and 3,669,239 restricted stock units (including 206,735 performance-based restricted stock units). As of that date, we have 2,215,176 shares of Class A common stock remaining available for issuance under the Plan. If the Amended and Restated Plan is approved, an additional 3,900,000 shares of Class A common stock will be available for issuance under the Plan, for a total of 21,660,000 shares of Class A common stock authorized under the Plan.
If any award expires, terminates or is canceled or forfeited or is settled in cash rather than shares of our common stock, the number of shares with respect to which such award expired or was terminated, canceled, forfeited or settled in cash shall again be available for awards under the Plan. If an award is exercised by surrendering shares of our common stock or by withholding shares subject to the award as full or partial payment, or if tax withholding requirements are met by surrendering our common stock or withholding shares of our common stock subject to the award, only the net number of shares issued will be considered delivered under the Plan for purposes of the number of shares available for awards under the Plan.
Calendar Year Award Limits. The maximum aggregate number of shares of our Class A common stock subject to awards that may be granted during any calendar year to any employee is 1,000,000 shares, and the maximum amount payable in cash to certain of our executive officers for any calendar year may not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of our
Class A common stock.
Administration. In general, the Plan is administered by our Compensation Committee. Subject to the discretion of the Board, our Compensation
Committee consists of not fewer than two directors, taking into consideration the "outside director" rules under Section 162(m) of the Code applicable to certain awards granted prior to January 1, 2018, the "non-employee director" requirements of Section 16(b)(3) of the Exchange Act, and the rules regarding "independent directors" of the New York Stock Exchange. The Plan reflects that our Compensation Committee has delegated to our chief executive officer and chief financial officer the authority to grant awards to employees, non-employee directors and consultants, other than individuals subject to Section 16 of the Exchange Act, and to determine the terms and conditions of those awards, subject to the limitations of the
Plan and such other limitations and guidelines as our Compensation Committee may deem appropriate. The Compensation Committee, and, to the extent of the foregoing delegation, our chief executive officer and chief financial officer, are referred to herein as the "Administrator". Subject to the terms of the Plan, the Administrator may select the persons who will receive awards, the types of awards to be granted, the purchase price (if any) to be paid for shares covered by the awards, and the vesting (including acceleration of vesting), forfeiture and other terms and conditions of the awards, and has the authority to make all other determinations necessary or advisable for administration of the Plan. The Administrator also has the ability to construe and interpret the terms and provisions of the Plan and any award agreement relating to the Plan.
Stock Options. We may issue NQSOs and ISOs under the Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and, subject to the terms of the Plan, are determined by the Administrator. The exercise price of any option granted under the
Plan must be at least equal to the fair market value of our common stock on the date the option is granted (110% of fair market value in the case of
ISOs granted to 10% stockholders). The maximum term of an option granted under the Plan is ten years. Subject to the terms of the Plan, the
Administrator determines the vesting and other terms and conditions of options granted under the Plan. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any option in its sole discretion. Unless the applicable option award agreement provides otherwise, in the event of an optionee's termination of employment or service for any reason other than for cause, disability or death, the optionee's options (to the extent exercisable at the time of termination) generally remain exercisable until 90 days after such termination (in the case of an ISO) or such longer period of time as may be determined by the Administrator (in the case of an NQSO) and then expire. Unless the applicable option agreement provides otherwise, in the event of an optionee's termination of employment or service due to disability or death, such optionee's options (to the extent exercisable at the time of termination) generally remain exercisable until one year after such termination and then expire. Options that were not exercisable on the date of termination for any reason other than for cause expire at the close of business on the date of such termination. In the event of an optionee's termination of employment or service for cause, the optionee's outstanding options expire at the commencement of business on the date of such termination. In no event may an option be exercised after the expiration of its term.
Stock Appreciation Rights. A SAR allows its holder to receive payment from us equal to the amount by which the fair market value of a share of our common stock on the exercise date exceeds the fair market value of our common stock on the date of grant of the SAR. The terms and conditions of
SARs granted to a participant are determined by the Administrator and are set forth in an award agreement. Under the Plan, the Administrator may grant SARs in conjunction with the grant of options or on a stand-alone basis. If the Administrator grants a SAR with an option award, then the holder can exercise the SAR at any time during the life of the related option, but the exercise will proportionately reduce the number of shares covered by the related option. The holder can exercise stand-alone SARs during the period determined by the Administrator in the award agreement. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any SAR in its sole discretion.
Upon the exercise of a SAR, the holder receives cash or shares of our common stock, or a combination thereof, in the discretion of the Administrator.
Subject to the minimum vesting requirements described below, in the event of a holder's termination of employment or service, free-standing SARs are exercisable at such times and subject to such terms and conditions determined by the Administrator on or after the date of grant, while SARs granted in conjunction with the grant of an option are exercisable at such times and subject to terms and conditions applicable to the related option.
Restricted Stock and Restricted Stock Units. The terms and conditions of any restricted stock awards or restricted stock units granted to a participant are set forth in an award agreement and, subject to the terms of the Plan, are determined by the Administrator. Under a restricted stock award, we issue shares of our common stock to the recipient of the award, subject to any vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. Restricted stock units represent the right to receive shares of our Class A common stock, or an equivalent value in cash, in the future, with the right to the future delivery of the shares or cash subject to any vesting conditions that lapse over time or other restrictions that will lapse upon satisfaction of specified conditions. The Administrator determines the vesting schedule and performance objectives, if any, applicable to each restricted stock award or restricted stock award and restricted stock unit award. Subject to the minimum vesting requirements described below, the Administrator has the authority to accelerate the vesting of any restricted stock unit or the lapse of restrictions on restricted stock in its sole discretion. Subject to the terms of the Plan and the applicable award agreement, the Administrator has the sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances including, without limitation, the attainment of certain performance goals, a participant's termination of employment or service
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or a participant's death or disability. The recipient of an award of restricted stock under the Plan may vote and receive dividends on the shares of restricted stock covered by the award, provided that no dividends shall be paid on a restricted stock award prior to the vesting of the award. The recipient of a restricted stock unit award under the Plan will have no rights as a stockholder until share certificates are issued by us, but, at the discretion of the Administrator, has the right to receive a "dividend equivalent" (generally a credit equal to the cash or stock dividends paid on the number of shares subject to the award), provided that any dividend equivalents shall be payable only if and to the extent the underlying restricted stock unit award becomes vested. Any dividend equivalents will be deemed re-invested in additional restricted stock units based on the fair market value of a share of our Class A common stock on the dividend payment date and rounded down to the nearest whole share. Generally, if the recipient of a restricted stock or restricted stock unit award terminates employment or service, any unvested shares will be forfeited by the holder of the award. If specifically provided for by the Administrator in an award agreement, the Plan permits the deferral of Class A common stock issuable upon the lapse of the restrictions applicable to restricted stock or restricted stock units, subject to such rules and procedures as the Administrator may establish. Additionally, the Administrator may grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in the award agreement.
Performance Stock Units/Performance Stock. Performance stock units and performance stock are awards that are payable in cash or shares of our common stock upon the achievement of specified performance goals established in advance by the Administrator. Performance stock is an award that has an initial value equal to one share of our Class A common stock. A performance stock unit is an award that has an initial value equal to a specified dollar amount. The value of performance stock or performance stock units at the end of the applicable performance period will depend on whether and the extent to which the specified performance goals are achieved.
Performance Goals. The Administrator may grant awards of performance stock units or performance stock. These awards may be granted, vest and be paid based upon the attainment of specified performance goals established by the Administrator. Any one or more of the following performance factors may be used by the Administrator in establishing performance goals for awards intended to qualify as "performance-based compensation": (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) pre- or after-
tax income (before or after allocation of corporate overhead and bonus); (iv) operating income (before or after taxes); (v) sales or sales growth; (vi)
gross profit or gross profit growth; (vii) net operating profit (before or after taxes); (viii) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (ix) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return); (x) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (xi) margins, gross or operating margins, or cash margins; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense or cost targets; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added, or economic value-
added models or equivalent metrics; (xvii) debt targets; (xviii) stockholder equity; or (xix) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel.
Our Compensation Committee may also exclude the impact of an event or occurrence that our Compensation Committee determines should be appropriately excluded, such as: (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (ii) an event either not directly related to our operations or not within the reasonable control of management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based on an individual participant's performance goals, as determined by the Administrator. In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria in accordance with applicable legal requirements and terms of the Plan.
Minimum Vesting Requirements. Awards granted under the Plan are subject to a vesting period of not less than one year from the grant of the applicable award; provided, however, that the minimum vesting period does not apply (i) upon a "change in control" (as defined in the Plan), or (ii) to awards covering up to five percent (5%) of the number of shares of our Class A common stock reserved for issuance under the Plan.
Award Agreements; Clawback. Awards granted under the Plan are evidenced by award agreements, which need not be identical, that provide terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, terms providing for the acceleration of exercisability or vesting of awards in the event of a change in control or conditions regarding the participant's employment or service, as determined by the Administrator in accordance with the Plan. Award agreements issued under the Plan require the forfeiture or payment of gains to us (i.e., a clawback) in the event the participant's intentional misconduct or fraud causes or partially causes us to restate all or a portion of our financial statements, and for such other reasons as may be set forth in the participant's award agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements.
Transferability of Awards. In general, awards granted under the Plan may not be transferred or assigned, except as may be permitted by the
Administrator in accordance with applicable law.
Capital Changes. In the event of certain changes in our capitalization, such as a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock, our Compensation Committee will make appropriate adjustments to the aggregate and individual share limits and to the number, class and/or exercise price under outstanding awards in order to prevent undue diminution or enlargement of the benefits or potential benefits available under the Plan. Our Compensation Committee may also provide, in its sole discretion, for the cancellation of any outstanding award in exchange for a payment in cash or other property having an aggregate fair market value of the shares of common stock covered by such award, reduced by the aggregate exercise price or purchase price thereof, if any.
Change in Control; Corporate Transactions. Unless otherwise provided in an award agreement, each outstanding award will become fully vested and, for awards that may be exercised, exercisable, upon a "change in control" (as defined in the Plan). Our award agreements generally provide that an outstanding award does not automatically vest upon a change of control, but rather, only vests if the participant's employment is terminated for specified reasons within a prescribed period following a change in control. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation), our Compensation Committee has the discretion to take any of the following actions with respect to awards granted under the Plan without the consent of any participant: accelerate the date on which awards vest or become exercisable; terminate all or a portion of outstanding awards after providing participants an opportunity to exercise, in the case of an outstanding option or SAR; convert awards to awards of the surviving corporation; or change the terms of any outstanding award in order to reflect the corporate transaction.
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Amendment and Termination. Our Board has the authority to amend or terminate the Plan, provided such action does not adversely affect then outstanding awards without the consent of the affected participant. Amendments to the Plan are subject to stockholder approval if such approval is necessary in order to satisfy applicable legal or stock exchange listing requirements. Unless sooner terminated, no awards may be granted under the Amended and Restated Plan after the tenth anniversary of the effective date of the Amended and Restated Plan. We have filed with the SEC registration statements on Form S-8 covering the shares issuable under the Plan, and intend to file a registration statement on Form S-8 covering the additional shares issuable under the Amended and Restated Plan if the Amended and Restated Plan is approved.
Federal Income Tax Consequences Relating to Awards Granted Pursuant to the Plan
The following discussion summarizes certain federal income tax consequences with respect to awards granted under the Plan. The summary does not cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S.
taxes. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Incentive Stock Options. There are no federal income tax consequences associated with the grant or exercise of an ISO, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of our common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. The holder of an ISO defers income tax on the stock's appreciation until he or she sells the shares. Upon a sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the ISO grant date and has held the shares for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of the sale
(or other disqualifying disposition) equal to the lesser of (i) the gain he or she realized on the sale, and (ii) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the ISO under the tax rules applicable to the exercise of a nonqualified stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.
Nonqualified Stock Options. In general, in the case of a NQSO, the participant has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price assuming the exercise price is not less than the fair market value of the shares at the date of grant. Income and payroll tax withholding will be due at that time. A corresponding deduction is available to us. Any gain or loss recognized upon a subsequent sale or exchange of the shares is treated as capital gain or loss for which we are not entitled to a deduction.
Restricted Stock. Unless a participant makes an election to accelerate the recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time and income and payroll tax withholding may be due. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the common stock as of that date, less any amount the participant paid for the common stock and income and tax withholding may be due, and we will be allowed a corresponding tax deduction at that time. Any future appreciation in the common stock would then be taxable to the participant at capital gains rates, provided the stock is held for more than one year. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant's Section 83(b) election.
Restricted Stock Units, Performance Stock and Performance Stock Units. A participant does not recognize income, and we will not be allowed a tax deduction, at the time performance stock or a stock unit is granted. When the performance stock or stock units vest and are settled for cash or stock, the participant generally will be required to recognize as income an amount equal to the amount of cash or the fair market value of the shares received on the date of settlement. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which we are not entitled to a tax deduction. Such gain will be long-term capital gain or loss if the stock is held for more than one year.
Stock Appreciation Rights. A participant does not recognize income, and we will not be allowed a tax deduction, at the time SARs are granted.
Upon exercise of a SAR, the holder of the SAR recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation to the recipient for tax purposes and may be subject to income and payroll tax withholding. We receive a corresponding tax deduction in the same amount that the individual recognizes as income.
Code Section 162(m). Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the covered employees as defined by the Code.
Code Section 409A. Section 409A of the Code provides for the imposition of an excise tax on participants in nonqualified deferred compensation arrangements where those arrangements are not in compliance with Section 409A. Generally, awards under the Plan are structured to be exempt from Section 409A; however, Section 409A may apply in some cases to restricted stock units and performance stock units. For awards subject to
Section 409A, there may be a delay of up to six months in the settlement of the awards for certain of our officers.
Plan Benefits
Except with regard to grants to non-employee directors under our director compensation policy, we cannot determine the number of shares that will be awarded under the Plan to the eligible participants because all awards are granted at the discretion of the Administrator. Under our current non-
employee director compensation program, each of our non-employee directors receives an annual equity award with an aggregate grant date value equal to $215,000. For more information about our current director compensation program, see “Director Compensation.” For or information regarding awards made under the Plan to our NEOs, see “Compensation Tables—Grants of Plan-Based Awards” and “Compensation Tables—
Outstanding Equity Awards at Fiscal Year-End.”
The Board recommends a vote "FOR" the approval of the amendment and restatement of the Workiva Inc.
2014 Equity Incentive Plan to increase the number of shares that may be issued under the Plan.
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AUDIT COMMITTEE REPORT
The management of Workiva is responsible for establishing and maintaining internal controls and preparing Workiva's consolidated financial statements. Workiva's independent registered public accounting firm, Ernst & Young LLP ("EY"), is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Workiva's financial statements. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with
US generally accepted accounting principles and on the representations of EY included in its audit of Workiva's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with Workiva's management and with EY, including the results of the independent registered public accounting firm's audit of Workiva's financial statements.  We have also discussed with EY all matters required to be discussed by the Standards of the Public Company Accounting Oversight Board ("PCAOB")
for communication with audit committees, under which EY provided additional information regarding the scope and results of its audit of Workiva's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding
EY's communications with the Audit Committee concerning independence, and have discussed with EY its independence from Workiva, as well as any relationships that may impact EY's objectivity and independence.
Based on our review of the matters noted above and our discussions with Workiva's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Workiva's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Suku Radia (Chair) Michael M. Crow, Ph.D. Robert H. Herz
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PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Ernst & Young LLP ("EY") as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the election of EY to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Workiva and our stockholders.
Representatives of EY are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Workiva by EY for the fiscal years ended
December 31, 2025 and 2024.

	2025	2024
Audit Fees (1)	$1,216,000	$1,214,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chairperson of the Audit Committee has the delegated authority from the Audit Committee to pre-
approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2025, all fees paid to EY have been approved by the Audit Committee.
The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Availability of Annual Report on Form 10-K
Stockholders can access our 2025 Annual Report, which includes our Form 10-K, and other financial information, on our website at https://
investor.workiva.com.  Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Workiva Inc., 2900 University
Boulevard, Ames, Iowa 50010, Attention: Corporate Secretary.
Other Business
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the
Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective May 28, 2026)

TABLE OF CONTENTS
Page
SECTION 1 - PURPOSE .......................................................................................................................................	1
SECTION 2 - DEFINITIONS .................................................................................................................................	1
SECTION 3 - ADMINISTRATION ........................................................................................................................	2
SECTION 4 - STOCK .............................................................................................................................................	3
SECTION 5 - GRANTING OF AWARDS ............................................................................................................	3
SECTION 6 - TERMS AND CONDITIONS OF OPTIONS ...............................................................................	3
SECTION 7 - SARS ................................................................................................................................................	5
SECTION 8 - RESTRICTED STOCK ..................................................................................................................	5
SECTION 9 - RSUS ................................................................................................................................................	6
SECTION 10 - AWARD AGREEMENTS ............................................................................................................	6
SECTION 11 - ADJUSTMENT IN CASE OF CHANGES IN COMMON STOCK ........................................	7
SECTION 12 - CHANGE IN CONTROL .............................................................................................................	7
SECTION 13 - CERTAIN CORPORATE TRANSACTIONS ...........................................................................	7
SECTION 14 - AMENDMENT OF THE PLAN AND OUTSTANDING AWARDS .......................................	7
SECTION 15 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS ................................................	8
SECTION 16 - EFFECTIVE DATE; SHAREHOLDER APPROVAL ..............................................................	8
SECTION 17 - MISCELLANEOUS ......................................................................................................................	8
WORKIVA INC.
2014 EQUITY INCENTIVE PLAN
(As Amended and Restated Effective May 28, 2026)
WHEREAS, the Workiva Inc. 2014 Equity Incentive Plan (“Plan”) was established in order to grant equity incentive awards to certain employees, consultants and non-employee directors of Workiva, Inc., a Delaware corporation (the “Company”) and its related corporations;
WHEREAS, the Company wishes to amend and restate the Plan in order to reflect an increase in the number of shares that may be issued under the Plan, which increase is subject to approval of the Company’s shareholders;
NOW, THEREFORE, the Plan is hereby amended and restated effective as of May 28, 2026, under the following terms and conditions, subject to shareholder approval of the share increase under the Plan; provided, however, that if the share increase is not approved by the shareholders, the number of shares of Common Stock available under the Plan as in effect immediately prior to May 28, 2026, shall continue to be available under the Plan.
SECTION 1 - PURPOSE
The Plan is intended to provide a means whereby the Company may, through the grant of Awards to Employees, Consultants and Non-Employee
Directors, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and its affiliates.
SECTION 2 - DEFINITIONS
The following terms shall have the following meanings unless otherwise required by the context:
a.“Administrator” means (1) the Committee, and (2) with respect to an Award granted to an individual who is not subject to Section 16(b) of the
Exchange Act, each of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company.
b.“Award” means an ISO, NQSO, SAR, Restricted Stock or RSU awarded by the Company to an Employee, a Consultant or a Non-Employee
Director.
c.“Award Agreement” means a document evidencing the grant of an Award, as described in Section 10.
d.“Board” means the Board of Directors of the Company.
e.“Cause” means any of the following events, as determined by the Committee: (1) the commission of an act which, if proven in a court of law, would constitute a felony violation under applicable criminal laws; (2) a breach of any material duty or obligation imposed upon the Grantee by the Company; (3) divulging the Company's confidential information, or breaching or causing the breach of any confidentiality agreement to which the Grantee or the Company is a party; (4) engaging or assisting others to engage in business in competition with the Company; (5)
refusal to follow a lawful order of the Grantee's superior or other conduct which the Board or the Committee determines to represent insubordination on the part of the Grantee; or (6) other conduct by the Grantee which the Board or the Committee, in its discretion, deems to be sufficiently injurious to the interests of the Company to constitute cause.
f.“Code” means the Internal Revenue Code of 1986, as amended.
g.“Committee” means a committee which consists solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under Section 16(b) of the Exchange Act, the requirements of Code §162(m)
(to the extent compliance with Code §162(m) is desired), and the rules regarding “independent directors” of exchange on which Common
Stock is listed) or the entire Board.
h.“Common Stock” means Class A common stock, par value $0.001 per share, of the Company.
i.“Company” means Workiva Inc.
j.“Consultant” means an individual who is not an Employee or a Non-Employee Director and who has entered into a consulting arrangement with the Company or a Related Corporation to provide bona fide services that (1) are not in connection with the offer or sale of securities in a capital-raising transaction, and (2) do not directly or indirectly promote or maintain a market for the Company’s securities.
k.“Employee” means an employee of the Company or of a Related Corporation.
l.“Exchange Act” means the Securities Exchange Act of 1934, as amended.
m.“Fair Market Value” means (1) the closing price of the Common Stock on a registered securities exchange on the applicable date or the immediately preceding trading day if the applicable date is not a trading day, or (2) such other method of determining fair market value as shall be permissible under the Code, or the rules or regulations thereunder, and adopted by the Committee.
n.“Grantee” means an Employee, a Consultant or a Non-Employee Director who has been granted an Award under the Plan.
o.“ISO” means an Option which, at the time such Option is granted, qualifies as an incentive stock option within the meaning of Code §422(b), unless the Award Agreement states that the Option will not be treated as an ISO.
p.“Non-Employee Director” means a director of the Company who is not an Employee under the rules of Section 16(b) of the Exchange Act.
q.“NQSO” means an Option which, at the time such Option is granted, does not qualify as an incentive stock option within the meaning of Code
§422(b), whether or not it is designated as a nonqualified stock option in the Award Agreement.
r.“Options” means ISOs and NQSOs which entitle the Grantee on exercise thereof to purchase shares of Common Stock at a specified exercise price.
s.“Performance Goals” means the objective goal or goals applicable to a Grantee’s Performance Stock or PSUs that are deemed by the
Committee to be important to the success of the Company or any affiliates of the Company.  The Committee shall establish the specific objective measures for each applicable goal for a performance period, which need not be uniform with respect to each Grantee.  In creating these measures, the Committee shall use one or more of the following business criteria: (1) net earnings or net income (before or after taxes);
(2) basic or diluted earnings per share (before or after taxes); (3) pre- or after-tax income (before or after allocation of corporate overhead and bonus); (4) operating income (before or after taxes); (5) net sales or net sales growth; (6) gross profit or gross profit growth; (7) net operating profit (before or after taxes); (8) earnings, including earnings before or after taxes, interest, depreciation and/or amortization; (9) return measures (including, but not limited to, return on assets, net assets, capital, total capital, tangible capital, invested capital, equity, sales, or total stockholder return); (10) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on capital, cash flow return on investment, and cash flow per share (before or after dividends); (11) margins, gross or operating margins, or cash margins; (12) share price
(including, but not limited to, growth measures and total stockholder return); (13) expense or cost targets; (14) objective measures of customer satisfaction; (15) working capital targets; (16) measures of economic value added, or economic value-added models or equivalent metrics; (17)
debt targets; (18) stockholder equity; or (19) implementation, completion or attainment of measurable objectives with respect to business development, acquisitions and divestitures, and recruiting and maintaining personnel.  The business criteria may apply to the individual, a division, a component of the Company’s business, or to the Company and/or one or more affiliates of the Company and may be weighted and expressed in absolute terms or relative to the performance of other individuals or companies or an index.  To the extent permitted by law, the
Committee may exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, such as:
restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; an event either not directly related to the Company’s operations or not within the reasonable control of management; or a change in tax law or accounting standards required by generally accepted accounting principles.  The Committee shall determine the performance period and the Performance Goals and measures
(and weighting thereof) applicable to such period not later than the earlier of 90 days after the commencement of the performance period or the expiration of 25% of the performance period.
t.“Performance Stock” means a type of Restricted Stock, where the lapse of restrictions is based on Performance Goals.
u.“Plan” means the Workiva Inc. 2014 Equity Incentive Plan as set forth herein and as amended from time to time.
v.“PSU” means a performance stock unit which is a type of RSU, the vesting of which is based on Performance Goals.
w.“Related Corporation” means any corporation or other entity in which the Company holds, directly or indirectly, a controlling interest;
provided, however, that with respect to ISOs, an entity shall be a “Related Corporation” only if the entity is described in the preceding clause and is a subsidiary corporation of the Company as defined in Code §424(f).  For purposes of this subsection, the term “controlling interest”
shall have the same meaning as provided in Treas. Reg. §1.414(c)-2(b)(2)(i), using “at least 50 percent” instead of “at least 80 percent” each place it appears in such regulation.
x.“Restricted Stock” means Common Stock subject to restrictions determined by the Administrator pursuant to Section 8.
y.“RSU” means a restricted stock unit granted pursuant to Section 9.
z.“SAR” means a stock appreciation right granted pursuant to Section 7.
aa.“Securities Act” means the Securities Act of 1933, as amended from time to time.
bb.“Short-Term Deferral Period” means, with respect to an amount (including Common Stock) payable pursuant to an Award, the period ending on the later of (1) the 15th day of the third month following the Grantee’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (2) the 15th day of the third month following the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; provided, however, that such period (measured from the last day of the period) shall be within one calendar year and shall not exceed 2½ months.  A Grantee shall have no discretion over the payment date and shall have no right to interest as a result of payment on a date other than the first day of the Short-Term Deferral Period.
cc.“Termination of Service” means (1) with respect to an Award granted to an Employee, the termination of the employment relationship between the Employee and the Company and all Related Corporations; (2) with respect to an Award granted to a Consultant, the termination of the consulting or advisory arrangement between the Consultant and the Company and all Related Corporations; and (3) with respect to an
Award granted to a Non-Employee Director, the cessation of the provision of services as a director of the Company and all Related
Corporations.  A Termination of Service shall not be deemed to have resulted by reason of a bona fide leave of absence approved by the
Company.  Notwithstanding the foregoing: (A) if the Grantee’s status changes from Employee, Consultant or Non-Employee Director to any other status eligible to receive an Award under the Plan, no Termination of Service shall occur for purposes of the Plan until the Grantee’s new status with the Company and all Related Corporations terminates; (B) with respect to an RSU that is subject to Code §409A, “Termination of
Service” shall mean separation from service as defined in Treas. Reg. §1.409A-1(h); and (C) if a Grantee’s relationship is with a Related
Corporation and not the Company, the Grantee shall incur a Termination of Service when such corporation ceases to be a Related
Corporation, except as otherwise determined by the Committee, or as otherwise necessary to comply with Code §409A (to the extent applicable).
SECTION 3 - ADMINISTRATION
a.The Plan shall be administered by the Administrator.  The Administrator (and members thereof), while serving as such, shall be deemed to be acting in its (or his or her) capacity as a director or officer of the Company.  The Administrator shall have full authority, subject to the terms of the Plan, to select the Employees, Consultants and Non-Employee Directors to be granted Awards under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards in accordance with the terms of the Plan.  The Committee may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and the Administrator may do so with respect to any
Award granted hereunder, in the manner and to the extent the Administrator deems desirable.  The Committee also shall have the authority (1)
to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, (2) to adopt modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as are necessary to comply with the laws and regulations of other countries in which the
Company operates in order to assure the viability of Awards granted under the Plan to individuals in such other countries, and (3) to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable.  All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders, and all Grantees, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them.
Except as otherwise required by the bylaws of the Company or by applicable law, the Administrator and the members of the Board and the
Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award.
b.From time to time, the Board may increase or decrease the size of the Committee, appoint or remove Committee members (with or without cause), and fill vacancies, however caused in the Committee.  The Committee shall act pursuant to a vote of a majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of a majority of its members.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
c.The Committee has delegated to the Company’s Chief Executive Officer ("CEO") and to the Company’s Chief Financial Officer ("CFO") the
authority to grant Awards to Grantees, other than Grantees who are subject to Section 16 of the Exchange Act, and to determine the terms and conditions of such Awards, subject to the limitations of the Plan and such other limitations and guidelines as the Committee may deem appropriate.  Such delegation of authority includes the authority to determine the type or types of Awards to be granted to the Grantee, the number of shares to be covered by each such Award, the expiration date of each such Award, the period during which an Option shall be exercisable which may be determined at or subsequent to grant, the restriction period applicable to Restricted Stock or RSUs, the performance criteria and performance period applicable to Performance Awards, the terms and conditions relating to the effect of a Grantee’s Termination of
Service on Options, SARs, Restricted Stock and RSUs, and the effect of a Change in Control on any Award awarded to a Grantee.  The CEO and the CFO may amend the terms of any Award theretofore granted to a Grantee, other than Grantees who are subject to Section 16 of the
Exchange Act; provided, however, that no such amendment shall impair the rights of any Grantee without his or her consent.
SECTION 4 - STOCK
(a)The maximum aggregate number of shares of Common Stock that shall be available for the grant of Awards under the Plan (the “Plan Share
Limit”) is 21,660,000.  The Plan Share Limit is also the maximum aggregate number of shares that may be issued under the Plan through
ISOs.  Notwithstanding the foregoing limits, (x) no Grantee may be granted Awards in any one calendar year with respect to more than
1,000,000 shares of Common Stock, and (y) the maximum amount payable in cash to a covered employee (as defined in Code §162(m)(3)
and applicable guidance issued thereunder (to the extent compliance with Code §162(m)(3) is desired)) for any calendar year shall not exceed the fair market value (determined as of the date of vesting or payout, as applicable) of 1,000,000 shares of Common Stock.  The limits stated
in this Section 4(a) shall be subject to adjustment as described in the Plan.
(b)Shares delivered under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.  If any Award expires, terminates for any reason, is cancelled, is forfeited or is settled in cash rather than Common Stock, the number of shares of Common Stock with respect to which such
Award expired, terminated, was cancelled, was forfeited or was settled in cash, shall continue to be available for future Awards granted under the Plan.  If any Option is exercised by surrendering Common Stock to the Company or by withholding Common Stock as full or partial payment, or if tax withholding requirements are satisfied by surrendering Common Stock to the Company or withholding Common Stock, only the number of shares issued net of Common Stock withheld or surrendered shall be deemed delivered for purposes of determining the maximum number of shares available for grant under the Plan.
SECTION 5 - GRANTING OF AWARDS
The Administrator may, on behalf of the Company, grant to Employees, Consultants and Non-Employee Directors such Awards as the
Administrator determines are warranted, subject to the terms of the Plan.  However, grants of ISOs and other Awards shall be separate and not in tandem, and Consultants and Non-Employee Directors shall not be eligible to receive ISOs under the Plan.  More than one Award may be granted to an Employee, Consultant or Non-Employee Director under the Plan.
SECTION 6 - TERMS AND CONDITIONS OF OPTIONS
Option Award Agreements shall include expressly or by reference the following terms and conditions as well as such other provisions as the
Administrator shall deem desirable that are not inconsistent with the provisions of the Plan and, for ISOs, Code §422(b).
a.Number of Shares.  The Award Agreement shall state the number of shares of Common Stock to which the Option pertains.
b.Exercise Price.  The Award Agreement shall state the exercise price which shall be determined and fixed by the Administrator, but the exercise price shall not be less than the higher of 100% (110% in the case of an ISO granted to a more-than-ten-percent shareholder, as provided in subsection (j) below) of the Fair Market Value of a share of Common Stock on the date the Option is granted, or the par value thereof.
c.Term.  The term of each Option shall be determined by the Administrator; provided, however, that the term of each Option shall be not more than ten years (five years in the case of an ISO granted to more-than-ten-percent shareholder, as provided in subsection (j) below) from the date of grant of the Option.  Each Option shall be subject to earlier termination as provided in subsections (f), (g), and (h) below and in Section
13.
d.Exercise.  An Option shall be exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify; provided, however, that no Option shall be exercisable, in whole or in part, prior to the one-
year anniversary of the grant date of the Option, and provided that the Administrator may prescribe a shorter vesting period with respect to
Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may accelerate the exercise date of an outstanding Option if the Administrator deems such acceleration to be desirable.
Any exercisable Option may be exercised at any time up to the expiration or termination of the Option.  Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice of exercise (in accordance with procedures established by the Committee) to the Company
(at its principal office) or to the Company’s delegate, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (4) below, payment may be made as soon as practicable after the exercise).  Only full shares shall be issued, and any fractional share which might otherwise be issuable upon exercise of an Option shall be forfeited.
The Administrator shall determine from the following alternatives the methods by which the exercise price may be paid:
1.in cash or its equivalent;
2.in shares of Common Stock previously acquired by the Grantee (and the exercise price so paid shall be equal to the Fair Market Value, as of the date of exercise, of the previously acquired shares);
3.by decreasing the number of shares for which the Option is exercisable on the date of exercise (in an amount equal to the exercise price to be paid under this method, divided by the Fair Market Value of a share of Common Stock on the date of exercise) (“net share settlement”);
4.by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount necessary to pay the exercise price of the Option; or
5.in any combination of the above forms of payment.
To the extent an Award Agreement does not include one or more alternatives; the Administrator hereby specifically reserves the right to allow the
Grantee to pay the exercise price using such alternative.  Unless otherwise provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the
Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such period of time as is necessary to avoid a charge to earnings for financial accounting purposes).
Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e. the Common Stock is listed on any established stock exchange or a national market system), any exercise by a director or officer that involves or may involve a direct extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
e.ISO Annual Limit.  The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a parent or subsidiary corporation of the Company (as defined in Code §424(e) and (f)) shall not exceed
$100,000.  If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder.  For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted.
f.Termination of Service for a Reason Other Than Death or Disability.  If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) 90 days after the date of such Termination of Service in the case of an ISO or such longer period of time as may be determined by the Administrator in the case of an NQSO (unless the Award Agreement provides or is amended to provide a different expiration date in the case of such a Termination); provided that, if the Termination of Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.  Such
Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such
Termination of Service, or to any greater extent permitted by the Administrator, and shall terminate on the date of such Termination of Service with respect to the remaining shares.
g.Disability.  If a Grantee becomes disabled (within the meaning of Code §22(e)(3)) prior to the expiration date fixed for his or her Option, and the Grantee’s Termination of Service occurs as a consequence of such disability, such Option may be exercised by the Grantee at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) one year after the date of such Termination of Service
(unless the Award Agreement provides a different expiration date in the case of such a Termination).  Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such Termination of Service, or to any greater extent permitted by the Administrator, and shall terminate on the date of such Termination of Service with respect to the remaining shares.  In the event of the Grantee’s legal disability, such Option may be exercised by the Grantee’s legal representative.
h.Death.  If a Grantee’s Termination of Service occurs as a result of death prior to the expiration date fixed for his or her Option, or if the Grantee dies following his or her Termination of Service but prior to the expiration of the period determined under subsections (f) or (g) above (including any extension of such period provided in the Award Agreement), such Option may be exercised by the Grantee’s estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the
Grantee.  Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in the Award Agreement, or (ii)
one year after the date of the Grantee’s death (unless the Award Agreement provides a different expiration date in the case of death).  Such
Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his or her death, or to any greater extent permitted by the Administrator, and shall terminate on the date of the Optionee’s death with respect to the remaining shares.
i.Quiet Period.  Notwithstanding any provision of subsection (f), (g), or (h) to the contrary, if the last day on which a Grantee (or the Grantee’s legal representative, estate, personal representative or beneficiary) may exercise an Option under subsection (f), (g), or (h) falls within a Quiet
Period (as defined below), the period during which such individual may exercise the Option shall end 90 days after the date such Quiet Period ends;  provided, however, that this subsection (i) shall not extend the exercise period beyond the term of the Option (determined under subsection (c)) unless the Committee extends the period during which the Option may be exercised, and such period ends not more than 30 days after the exercise first would no longer violate applicable Federal, state, local or applicable foreign laws.  “Quiet Period” means a period in which the Grantee is prohibited from selling Common Stock under the Company’s insider trading policy.
j.More-Than-Ten-Percent Shareholder.  If, after applying the attribution rules of Code §424(d), the Grantee owns stock possessing more than
10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (as defined in Code §424(e) and (f)) immediately before an ISO is granted to him or her, the exercise price for the ISO shall be not less than 110%
of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted.  The conditions set forth in this subsection shall not apply to
NQSOs.
SECTION 7 - SARS
a.Nature of SARs.  A SAR entitles the Grantee to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.  Such excess shall be paid in cash, shares of Common Stock, or a combination thereof, as determined by the Administrator.  SARs may be granted alone (a
“Freestanding SAR”) or in combination with an Option (a “Tandem SAR”).  Any Tandem SAR that relates to an ISO shall be granted at the same time as the ISO to which it relates.
b.Exercise of SARs.  A SAR shall become exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Administrator may specify in the Award Agreement; provided, however, that no SAR shall become exercisable, in whole or in part, prior to the one-year anniversary of the grant of the SAR, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The Administrator may at any time accelerate the time at which all or any part of the SAR may be exercised.  Any exercise of a SAR must be made by giving notice to the Company (or its delegate) in accordance with procedures established by the Administrator.  Upon the exercise of a SAR, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the
SAR has been exercised.  The number of shares of Common Stock for which a Tandem SAR shall be exercisable shall be reduced upon exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
c.Exercise Price.  The exercise price of a Freestanding SAR shall be determined by the Committee, but shall not be less than 100% of the Fair
Market Value of one share of Common Stock on the Grant Date of such SAR.  A Tandem SAR granted simultaneously with an ISO or simultaneously with or subsequent to the grant of an NQSO shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option;
provided, however, that a SAR, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the
SAR and related Option exceeds the exercise price per share thereof, and no SAR may be granted in tandem with an Option unless the
Committee determines that the requirements of Section 7(a) are satisfied.
d.Term.  The term of each SAR shall be determined by the Administrator; provided, however, that the term of each SAR shall be not more than
10 years from the date of grant of the SAR.  Each SAR shall be subject to earlier termination as provided in subsection (e) below and in
Section 13.
e.Termination of Service.  If a Grantee’s Termination of Service occurs prior to the expiration date fixed for his or her SAR, Section 6(f), (g), (h)
and (i) shall be applied to determine the extent to which, and the period during which, the SAR may be exercised.  For purposes of this Section
7(e), the term “SAR” shall replace the term “Option” in each place such term appears in Section 6(f), (g), (h) and (i).
SECTION 8 - RESTRICTED STOCK
a.General Requirements.  Restricted Stock may be issued or transferred for consideration or for no additional consideration, as determined by the Administrator.  At the time Restricted Stock is granted, the Administrator shall determine whether the Restricted Stock is Performance
Stock (where the lapse of restrictions is based on Performance Goals), or Restricted Stock that is not Performance Stock (where the lapse of restrictions is based on times and/or conditions determined by the Committee).  In no event shall dividends be paid on an Award of Restricted
Stock prior to the vesting of such Award.
b.Shareholder Rights.  Each Grantee who receives Restricted Stock shall have all of the rights of a shareholder with respect to such shares, subject to the restrictions set forth in subsection (c), including the right to vote the shares and receive dividends and other distributions.  Any shares of Common Stock or other securities of the Company received by a Grantee with respect to a share of Restricted Stock, as a stock dividend, or in connection with a stock split or combination, share exchange or other recapitalization, shall have the same status and be subject to the same restrictions as such Restricted Stock.  Any cash dividends with respect to a Grantee’s Restricted Stock shall be paid to the
Grantee at the same time as such dividends are paid to other shareholders;  provided, however, that cash dividends with respect to a share of
Performance Stock shall not be paid unless and until the restrictions with respect to such share lapse as provided in Section 8(f)(3).  Unless the Administrator determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan and the Grantee has satisfied any federal, state and local tax withholding obligations applicable to such shares.
c.Restrictions.  Except as otherwise specifically provided in the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Grantee incurs a Termination of Service for any reason, must be offered to the Company for purchase for the amount of cash (or cash equivalents) paid for the shares of Common Stock, or forfeited to the Company if no cash (or cash equivalent) was so paid.
d.Lapse of Restrictions.
1.In General.  Upon the lapse of all restrictions in accordance with this subsection (d) or Section 12, shares of Common Stock shall cease to be Restricted Stock for purposes of the Plan.
2.Restricted Stock Other Than Performance Stock.  With respect to Restricted Stock that is not Performance Stock, the restrictions described in subsection (c) shall lapse at such time or times, and on such conditions (such as performance-based requirements), as the
Administrator may specify in the Award Agreement; provided, however, in no event shall the restrictions on Restricted Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan. The Administrator may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock (other than Performance Stock) will lapse.
3.Performance Stock.  With respect to Performance Stock, the restrictions described in subsection (c) shall lapse at the end of the applicable performance period if and to the extent the Performance Goals (established in accordance with Section 2(s)) have been achieved for such period; provided, however, in no event shall the restrictions on Performance Stock lapse prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The Committee shall certify the extent to which the Performance Goals are achieved and shall have the discretion to decrease (but not increase) the extent to which such restrictions lapse on account of such achievement.  The restrictions described in subsection (c) shall also lapse (A) as provided in Section 12 or (B) if and to the extent determined by the Committee in the case of the Grantee's death or disability.  If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, the Grantee shall forfeit all Performance Stock granted with respect to such performance period except (i) as provided in Section 12, (ii) as determined by the Committee in the case of the Grantee's death or disability, or (iii) the Committee may provide that restrictions lapse with respect to a pro-rata portion of the number of shares of Performance Stock for which the restrictions would have lapsed (based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
e.Notice of Tax Election.  Any Grantee making an election under Code §83(b) for the immediate recognition of income attributable to the award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.
SECTION 9 - RSUs
a.Nature of RSUs.  An RSU entitles the Grantee to receive, with respect to each RSU that vests in accordance with subsection (c) or Section
12, one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof as determined by the Administrator and set forth in the Award Agreement.  If payment is made in shares of Common Stock, any fractional share shall be rounded to the nearest whole share.
b.Grant of RSUs.  At the time of grant, the Administrator shall determine (1) the number of RSUs subject to the Award, (2) whether the RSU is a
PSU (where vesting is based on Performance Goals), or an RSU that is not a PSU (where vesting is based on times and/or conditions determined by the Administrator), and (3) when such RSUs shall vest in accordance with subsection (c).  The Company shall establish a bookkeeping account in the Grantee’s name which reflects the number and type of RSUs standing to the credit of the Grantee.  A Grantee shall have no voting rights with respect to RSUs granted under the Plan.  The Committee may grant RSUs with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement.
c.Vesting.
1.RSUs Other Than PSUs.  With respect to RSUs that are not PSUs, the Administrator shall determine when such RSUs shall vest and any conditions (such as continued employment or performance measures) that must be met in order for such RSUs to vest at the end of the applicable restriction period; provided, however, that no RSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date  of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The Administrator may at any time accelerate the time at which RSUs
(other than PSUs) shall vest.
2.PSUs.  PSUs shall vest at the end of the applicable performance period, if and to the extent the Performance Goals (established in accordance with Section 2(y)) have been achieved for such period; provided, however, that no PSU shall vest, in whole or in part, prior to the one-year anniversary of the grant date of the Award, and provided that the Administrator may prescribe a shorter vesting period with respect to Awards covering up to 5% of the shares of Common Stock issuable under the Plan.  The Committee shall certify the extent to which the Performance Goals are achieved and shall the have the discretion to decrease (but not increase) the extent to which PSUs vest on account of such achievement.  PSUs shall also vest (A) as provided in Section 12 or (B) if and to the extent determined by the
Committee in the case of the Grantee's death or disability.  If the Grantee's Termination of Service occurs for any reason prior to the end of the performance period, except as otherwise provided in the Grantee's Award Agreement, the Grantee shall forfeit all PSUs granted with respect to such performance period except (i) as provided in Section 12, (ii) as determined by the Committee in the case of the
Grantee's death or disability, or (iii) the Committee may provide for vesting of a pro-rata portion of the PSUs that would have vested
(based on actual performance) had the Grantee been employed on the last day of the performance period, under such circumstances as the Committee determines.
3.Payment.  Except as otherwise provided in an Award Agreement, upon the vesting of an RSU in accordance with this subsection (c) or
Section 12, payment in Common Stock or cash (as applicable), shall be made in the Short-Term Deferral Period; provided, however, that a Change in Control (as defined in Section 12) shall not accelerate the payment date of an RSU that is subject to Code §409A unless such Change in Control is also a “change in control event” as defined in regulations under Code §409A.
d.Dividend Equivalents.  At the discretion of the Committee, each RSU may be credited with cash or stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”); provided, however, that dividend equivalents granted in connection with
RSUs shall be payable only if and to the extent the underlying RSUs become vested.  Dividend Equivalents will be deemed re-invested in additional RSUs based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.
SECTION 10 - AWARD AGREEMENTS
Awards granted under the Plan shall be evidenced by Award Agreements in such form as the Administrator shall from time to time approve which need not be identical and shall include such provisions as the Administrator shall deem advisable that are not inconsistent with the provisions of the Plan,
Code §409A and, for ISOs, Code §422(b), including, without limitation, terms providing for acceleration of the exercisability or vesting of Awards in the event of a Change in Control or conditions regarding the Grantee’s employment or service, as determined by the Administrator in accordance with the
Plan.  Award Agreements shall require the forfeiture or payment of gains to the Company (i.e., a clawback) in the event the Grantee’s intentional misconduct or fraud causes or partially causes the Company to restate all or a portion of its financial statements, and for such other reasons as may be set forth in the Grantee's Award Agreement, such as deductions and clawbacks required by law, government regulation or stock exchange listing requirements.  Each Grantee shall enter into, and be bound by, an Award Agreement as soon as practicable after the grant of an Award.
SECTION 11 - ADJUSTMENT IN CASE OF CHANGES IN COMMON STOCK
The following shall be adjusted to reflect any stock dividend, stock split, reverse stock split, spin-off, distribution, recapitalization, extraordinary dividend, share combination or reclassification, or similar change in the capitalization of the Company:
a.The maximum number and type of shares under the limits set forth in Section 4; and
b.The number and type of shares issuable upon exercise, vesting or payment of outstanding Options, SARs and RSUs (as well as the exercise price per share under outstanding Options and the Fair Market Value of a share on the date an outstanding SAR was granted); provided, however, that (i) no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Code
§424(h), unless the Grantee consents to such adjustment, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to Code §409A.  Such adjustments shall be made by the Committee to appropriately and equitably reflect any such change or transaction, so that the holder of an outstanding Option, SAR, or RSU is in the same economic position before and after the change or transaction.  For purposes of this Section 11, shares underlying Restricted Stock Awards still subject to restriction under Section 8(c) shall be treated in the same manner as issued shares of Common Stock not subject to restriction.
SECTION 12 - CHANGE IN CONTROL
a.Full Vesting.  Notwithstanding any other provision of this Plan, each outstanding Award shall become fully vested and, for awards that may be exercised, exercisable, upon a Change in Control unless the Award Agreement evidencing the Award provides otherwise; provided, however, that this Section 12 shall not increase the extent to which an Award is vested or exercisable if the Grantee’s Termination of Service occurs prior to the Change in Control.
b.Definitions.  A “Change in Control” shall mean:
1.Any person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions)
(other than (A) the Company, or (B) any employee benefit plan of the Company or any Trustee of or fiduciary with respect to any such plan when acting in such capacity), alone or together with its affiliates and associates, and other than in a merger or consolidation of the type referred to in subsection (2) below, has acquired or obtained the right to acquire the beneficial ownership of 50% or more of the shares then outstanding;
2.The consummation of a merger, consolidation or similar transaction involving the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior to such consummation do not beneficially own (within the meaning of Rule 13d-3 of the Exchange Act or comparable successor rules), directly or indirectly, either (A)
outstanding voting securities representing more than 50% of the combined voting power of the surviving entity in such merger, consolidation or similar transaction, or (B) outstanding voting securities representing more than 50% of the combined voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;
3.The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any person that is not a subsidiary of the Company;
4.A majority of the members of the Board are replaced during any 12-month period by Board members whose appointment or election is not endorsed by a majority of the members before the date of appointment or election.
5.An underwritten public offering under the Securities Act of the Common Stock, where such stock is listed or quoted on a national securities exchange, shall not be treated as a Change in Control under the Plan.
SECTION 13 - CERTAIN CORPORATE TRANSACTIONS
In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Award or substitute a new award of the same type for each outstanding Award; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Awards, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the
Company.  If the Committee so decides to terminate outstanding Options and SARs, the Committee shall give each Grantee holding an Option or
SAR to be terminated not fewer than seven days’ notice prior to any such termination, and any Option or SAR which is to be so terminated may be exercised (if and only to the extent that it is then exercisable under the terms of the Award Agreement and Section 12) up to and including the date immediately preceding such termination at any time prior to such termination.  Further, as provided in Sections 6(d), 7(b), 8(d)(2) and 9(c)(1), the
Administrator may, in whole or in part, accelerate the date on which any or all Awards become exercisable or vested (to the extent such Award is not fully exercisable or vested pursuant to the Award Agreement or Section 12).
The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that (i) in the case of ISOs, such change would not constitute a “modification” under Code §424(h), unless the Grantee consents to the change, and (ii) no such adjustment shall be made to an outstanding Option or SAR if such adjustment would cause the Option or SAR to be subject to Code §409A.
SECTION 14 - AMENDMENT OF THE PLAN AND OUTSTANDING AWARDS
The Board, pursuant to resolution, may amend or suspend the Plan, and, except as provided below, the Administrator may amend an outstanding
Award in any respect whatsoever and at any time; provided, however, that the following amendments shall require the approval of shareholders, as applicable:
a.a change in the class of employees eligible to participate in the Plan with respect to ISOs;
b.except as permitted under Section 11, an increase in the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan;
c.a modification of the material terms of the “performance goal,” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto
(to the extent compliance with Code §162(m) is desired); and
d.any amendment for which shareholder approval is required under the rules of the exchange or market on which the Common Stock is listed or traded.
e.Except as permitted under Section 12 or Section 13, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without the approval of shareholders.  Except as provided in Section
13 or as deemed necessary or advisable to avoid the additional tax under Code §409A, no amendment or suspension of an outstanding Award shall (i) adversely affect the rights of the Grantee or cause the modification (within the meaning of Code §424(h)) of an ISO, without the consent of the Grantee affected thereby, or (ii) cause the Option or SAR to be subject to Code §409A.
SECTION 15 - TERMINATION OF PLAN; CESSATION OF ISO GRANTS
The Board, pursuant to resolution, may terminate the Plan at any time and for any reason.  No ISOs shall be granted hereunder after the 10-year anniversary of the Effective Date of the Plan, as amended and restated.  Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Awards granted hereunder which are outstanding on the date the Plan is terminated and which by their terms extend beyond such date.
SECTION 16 - EFFECTIVE DATE; SHAREHOLDER APPROVAL
The Plan was originally adopted by the Board effective December 10, 2014, and was approved by the shareholders of the Company within 12 months of such Board adoption, with additional amendments and restatements effective June 14, 2016, June 13, 2018, June 1, 2022, and May 30,
2024. The Plan was subsequently amended and restated effective May 28, 2026, and the 2026 amendment and restatement was approved by the shareholders of the Company on May 28, 2026 (the "Effective Date").
SECTION 17 - MISCELLANEOUS
a.Rights.  Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Administrator shall have granted such individual an Award, and then his or her rights shall be only such as are provided in the Award Agreement.  Notwithstanding any provisions of the Plan or the Award Agreement
(i) with an Employee, the Company and any Related Corporation shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever, or for no reason and (ii) to terminate the service of any director pursuant to the by-laws of the Company, and any applicable provisions of corporate law in which the Company is incorporated, as the case may be.  A Grantee shall have no rights as a shareholder with respect to any shares covered by his or her Award until the issuance of a stock certificate to (or book entry for) him or her for such shares, except as otherwise provided under Section 8(b) (regarding Restricted Stock).
b.Indemnification of Board and Committee.  Without limiting any other rights of indemnification which they may have from the Company and any affiliate of the Company, the Administrator, the members of the Board and the members of the Committee shall be indemnified by the
Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the
Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part.  Upon the making or institution of any such claim, action, suit, or proceeding, the Administrator or the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before the Administrator, or the Board or Committee member undertakes to handle it on his or her own behalf.  The provisions of this Section shall not give the Administrator or the members of the Board or the Committee greater rights than they would have under the Company’s by-laws or Delaware law.
c.Transferability; Registration.  No ISO, Restricted Stock or RSU shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution.  During the lifetime of the Grantee, an ISO shall be exercisable only by the Grantee or, in the event of the
Grantee’s legal disability, by the Grantee’s guardian or legal representative.  Such limits on assignment, transfer and exercise shall also apply to NQSOs and SARs except to the extent the Grantee’s Award Agreement permits transfers for no consideration to one or more family members (as such term is defined in the instructions to Form S-8 Registration Statement under the Securities Act of 1933).  If the Grantee so requests at the time of exercise of an Option or an SAR, or at the time of grant of Restricted Stock or vesting of an RSU, the certificate(s) shall be registered in the name of the Grantee and the Grantee’s spouse jointly, with right of survivorship.  Except as provided in this subsection (c), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance and any attempt to do so shall be void.
d.Deferrals.  The Committee may permit or require Grantees to defer receipt of any Common Stock issuable upon the lapse of the restriction period applicable to Restricted Stock or RSUs, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock equivalents.  In no event, however, shall such deferrals be permitted unless the Grantee’s Award Agreement specifically permits deferrals under this subsection.
e.Listing and Registration of Shares.  Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of shares of Common Stock thereunder, or that action by the Company, its shareholders, or the Grantee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Award may be exercised, in whole or in part, and no Restricted Stock or RSU may be awarded, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee.  Without limiting the generality of the foregoing, each Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased or granted pursuant to the Award shall be for investment purposes and not with a view to distribution; certificates representing such shares may be legended accordingly.
f.Withholding and Use of Shares to Satisfy Tax Obligations.  The obligation of the Company to deliver shares of Common Stock or cash upon the exercise of any Award or upon the vesting of Restricted Stock or RSUs shall be subject to applicable federal, state, and local tax withholding requirements.  If the exercise of any Award or the vesting of Restricted Stock or RSUs is subject to the withholding requirements of applicable federal, state or local tax law, the Administrator may permit or require the Grantee to satisfy the federal, state and/or local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock (or by returning previously acquired shares of Common Stock to the Company); provided, however, that the Company may limit the number of shares withheld to satisfy the tax withholding requirements with respect to any Award to the extent necessary to avoid adverse accounting consequences.  Shares of Common
Stock shall be valued, for purposes of this subsection, at their Fair Market Value (determined as of the date(s) such shares are withheld to satisfy the applicable withholding requirements).  The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection.
g.Acquisitions.  Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees, consultants or directors of other entities who are about to, or have, become Employees, Consultants or Non-Employee Directors as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or Related Corporation.  The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to Code §409A (if it previously was not subject to Code §409A).
h.Application of Funds.  Any cash received in payment for shares pursuant to an Award shall be added to the general funds of the Company.
Any Common Stock received in payment for shares shall become treasury stock.
i.No Obligation to Exercise Award.  The granting of an Award shall impose no obligation upon a Grantee to exercise such Award.
j.Governing Law.  The Plan shall be governed by the applicable Code provisions to the maximum extent possible.  Otherwise, the laws of
Delaware (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of Grantees under, the Plan, and
Awards granted thereunder.
k.Unfunded Plan.  The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.  Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan, and shall be a general unsecured obligation of the Company.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
l.Successors and Heirs.  The Plan, Award Agreements and any properly executed election or designation under the Plan shall be binding upon (i) the Company and its successors (including any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all or the business and assets of the Company), and (ii) the Grantee and the Grantee’s
heirs, legal representatives and beneficiaries.
2900 University Blvd.
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workiva.com
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Workiva VOTE

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THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

Nominee	For	Withhold
01 - Michael M. Crow, Ph.D.	☐	☐
02 - R. Scott Herren	☐	☐
03 - Julie Iskow	☐	☐

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THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 3, AND 4:

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2026 ANNUAL MEETING – PROXY CARD

Notice of 2026 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 28, 2026

The undersigned stockholder of Workiva Inc. ("Workiva") hereby appoints Julie Iskow and Brandon E. Ziegler, or either of them, to act as Proxies with full power of substitution at the Annual Meeting of Stockholders of Workiva to be held virtually on May 28, 2026, with authority to vote as directed by this proxy card at the meeting, or at any postponement or adjournment thereof, all shares of Workiva common stock registered in the name of the undersigned stockholder.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

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